UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Altair Nanotechnologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALTAIR NANOTECHNOLOGIES INC.
204 Edison Way
Reno, Nevada 89502
U.S.A.

MANAGEMENT INFORMATION CIRCULAR
AND PROXY STATEMENT

Solicitation of Proxies

THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT (THE “INFORMATION CIRCULAR”) IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE MANAGEMENT OF ALTAIR NANOTECHNOLOGIES INC. (THE “CORPORATION”) OF PROXIES TO BE USED AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS OF THE CORPORATION TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ENCLOSED NOTICE OF MEETING (THE “MEETING”). This Information Circular, the notice of Meeting attached hereto, and the accompanying form of proxy and the Annual Report of the Corporation for the year ended December 31, 2006 are first being mailed to the shareholders of the Corporation on or about April 30, 2007. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally, by email, by facsimile or by telephone by officers and employees of the Corporation without additional compensation therefor. If one or more shareholders files a proxy statement or solicits proxies in opposition to the recommendations of the board of directors of the Corporation (the “Board of Directors” or the “Board”), the Corporation may engage outside solicitors to assist with its solicitation of proxies. Details regarding any such engagement would be set forth in a supplement to this Information Circular.

The cost of solicitation by management will be borne directly by the Corporation. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of the Common Shares of the Corporation (“Common Shares”) held by such persons, and the Corporation will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith.

Appointment and Revocation of Proxies

The persons named in the enclosed form of proxy are officers and/or directors of the Corporation. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON TO REPRESENT HIM AT THE MEETING MAY DO SO either by inserting such person’s name in the blank space provided in that form of proxy or by completing another proper form of proxy and, in either case, depositing the completed proxy at the office of the transfer agent indicated on the enclosed envelope not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting, or by delivering the completed proxy to the chairman on the day of the Meeting or adjournment thereof.

A proxy given pursuant to this solicitation may be revoked by instrument in writing, including another proxy bearing a later date, executed by the shareholder or by his attorney authorized in writing, and deposited either at the Corporation’s principal office located at 204 Edison Way, Reno, Nevada at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting, or adjournment thereof, or in any other manner permitted by law.

Voting of Proxies

THE COMMON SHARES REPRESENTED BY A DULY COMPLETED PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT THAT MAY BE CALLED FOR AND, IF THE SHAREHOLDER SPECIFIES A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED UPON, SUCH COMMON SHARES WILL BE VOTED ACCORDINGLY. UNLESS OTHERWISE INDICATED ON THE FORM OF PROXY, SHARES REPRESENTED BY PROPERLY EXECUTED PROXIES IN FAVOUR OF PERSONS DESIGNATED IN THE PRINTED PORTION OF THE ENCLOSED FORM OF PROXY WILL BE VOTED (I) TO ELECT MANAGEMENT’S SEVEN NOMINEES FOR DIRECTOR, (II) TO APPOINT PERRY SMITH LLP AS THE CORPORATION’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007 AND (III) TO APPROVE AN INCREASE OF 6,000,000 IN THE NUMBER OF AUTHORIZED SHARES AVAILABLE UNDER THE ALTAIR NANOTECHNOLOGIES INC. 2005 STOCK INCENTIVE PLAN TO AN AGGREGATE OF 9,000,000 COMMON SHARES. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the notice of Meeting, or other matters which may properly come before the Meeting. At the time of printing this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting.

Voting Securities and Principal Holders of Voting Securities

The authorized capital of the Corporation consists of an unlimited number of Common Shares. As of April 10, 2007, the Corporation had 70,020,626 Common Shares issued and outstanding,

The Corporation shall make a list of all persons who are registered holders of Common Shares on April 10, 2007 (the “Record Date”) and the number of Common Shares registered in the name of each person on that date. Each shareholder is entitled to one vote for each Common Share registered in his name as it appears on the list.

One-third of the outstanding Common Shares entitled to vote, represented in person or by properly executed proxy, is required for a quorum at the Meeting. Abstentions will be counted as “represented” for purposes of determining the presence or absence of a quorum. Complete broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on any of the matters to be considered at the Meeting, will not be counted as “represented” for the purpose of determining the presence or absence of a quorum.

To the knowledge of the directors and executive officers of the Corporation, as of March 31, 2007, no person beneficially owns, directly or indirectly, or exercises control or direction over more than 10% of the outstanding Common Shares.

Under the Canada Business Corporations Act (the “CBCA”), once a quorum is established, in connection with the election of directors, the seven nominees receiving the highest number of votes will be elected. In order to approve the proposal in respect of the appointment of independent auditors and the increase in the number of authorized shares under the Altair Nanotechnologies, Inc. 2005 Stock Incentive Plan (the “2005 Stock Plan”), the votes cast in favour of such proposal must exceed the votes cast against. Abstentions and broker non-votes will not have the effect of being considered as votes cast against any of the matters considered at the Meeting.

Exchange Rate Information

The following exchange rates represent the noon buying rate in New York City for cable transfers in Canadian dollars (CDN. $), as certified for customs purposes by the Federal Reserve Bank of New York. The following table sets forth, for each of the years indicated, the period end exchange rate, the average rate (i.e. the average of the exchange rates on the last day of each month during the period), and the high and low exchange rates of the U.S. Dollar (U.S. $) in exchange for the Canadian Dollar (CDN. $) for the years indicated below, based on the noon buying rates.

For the Year Ended December 31,
	2006	2005	2004	2003	2002
(Each U.S. Dollar Purchases the Following Number of Canadian dollars)
High	1.1726	1.2703	1.3970	1.5750	1.6128
Low	1.0989	1.1507	1.1775	1.2923	1.5108
Average	1.1340	1.2083	1.2984	1.3916	1.5702
Year End	1.1652	1.1656	1.2034	1.2923	1.5800

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

The Articles of Continuance of the Corporation (the “Articles”) provide that the Board may consist of a minimum of three and a maximum of nine directors, to be elected annually. Each director will hold office until the next annual meeting or until his successor is duly elected unless his office is earlier vacated in accordance with the by-laws of the Corporation. Pursuant to the Articles, the Board has been empowered to set the size of the Board, subject to any limitations set forth in the Articles or the CBCA. The Articles provide that the Board may, between meetings of shareholders, appoint one or more additional directors, but only if, after such appointment, the total number of directors would not be greater than one and one-third times the number of directors required to have been elected at the last annual meeting of shareholders. The entire Board is currently composed of eight directors but will be reduced to seven directors effective as of the Meeting.

Certain information with respect to the seven nominees of the Board for election as directors is set forth in the table below:

Name & Province/State and Country	Office with Corporation	Period of Service as a Director	Number of Common Shares Beneficially Owned or Over Which Control or Direction is Exercised as of March 31, 2007(1)
Michel Bazinet Quebec, Canada	Director (B)	Since 2004	69,375(2)
Jon N. Bengtson Nevada, U.S.A.	Chairman (A)	Since 2003	94,375 (3)
Alan J. Gotcher Nevada, U.S.A.	President, Chief Executive Officer and Director	Since 2004	678,555(4)
George Hartman Ontario, Canada	Director (A)	Since 1997	105,675(5)
Robert Hemphill Maryland, U.S.A.	Director	Since April 2007	895,523(6)
Christopher E. Jones California, U.S.A.	Director (A)	Since 2004	94,375(7)
Pierre Lortie Quebec, Canada	Director(B)	Since 2006	15,000

(A) Member of Audit Committee
(B) Member of Compensation, Corporate Governance and Nominations Committee (the “Compensation and Nominating Committee”)

(1)
The information as to Common Shares beneficially owned or over which control or direction is exercised is not within the knowledge of the Corporation and has been furnished by the respective nominees individually. This information includes all Common Shares issuable pursuant to the exercise of options that are exercisable within 60 days of March 31, 2007. This information does not include any Common Shares subject to options that are not exercisable within 60 days of March 31, 2007 or subject to options that vest only upon the occurrence of events, such as a rise in the market price of the Common Shares, outside of the control of the optionee.

(2)	Includes 50,000 Common Shares subject to options granted to Mr. Bazinet pursuant to the Corporation’s 1998 Stock Option Plan (the “1998 Plan”).
(3)	Includes 75,000 Common Shares subject to options granted to Mr. Bengtson pursuant to the 1998 Plan.
(4)
Includes 300,000 Common Shares subject to options granted to Mr. Gotcher pursuant to the 1998 Plan and 283,140 Common Shares subject to options granted to Mr. Gotcher pursuant to the Corporation’s 2005 Plan. Includes 5,265 Common Shares owned by his wife and 1050 Common Shares owned by his adult stepson, with respect to which Mr. Gotcher disclaims beneficial ownership.

(5)	Includes 85,000 Common Shares subject to options granted to Mr. Hartman pursuant to the 1998 Plan. Includes 500 Common Shares owned by Julie Bredin, the spouse of Mr. Hartman.
(6)	The owner of record of these shares is The AES Corporation, however, Mr. Hemphill has no voting control and investment discretion over these securities. Mr. Hemphill has no direct financial interest in such securities and disclaims beneficial ownership of these securities.
(7)	Includes 75,000 Common Shares subject to options granted to Mr. Jones pursuant to the Corporation’s 1996 Stock Option Plan (the “1996 Plan”).

IF ANY OF THE NOMINEES IS FOR ANY REASON UNAVAILABLE TO SERVE AS A DIRECTOR, PROXIES IN FAVOUR OF MANAGEMENT WILL BE VOTED FOR ANOTHER NOMINEE IN THEIR DISCRETION UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY THAT HIS SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

Set forth below is a description of each of the directors of the Corporation who is nominted for election at the Meeting and each of the executive officers of the Corporation, including their principal occupations for the past five years.

Directors

Michel Bazinet, 51, has been appointed a director of the Corporation since July 2004. Since January 2003, Dr. Bazinet has been chairman & chief executive officer of privately held Replicor, Inc., which develops new antiviral therapies. Prior to his involvement with Replicor, Inc., from 1996 to 2000, Dr. Bazinet was the founder and medical director of Mediconsult, a healthcare knowledge company. Mediconsult completed its initial public offering in 1999 and was ultimately acquired by The Cybear Group in 2000. Dr. Bazinet, a board-certified urologist, received his MD from Sherbrooke University. He completed his residency at McGill University, Montreal, and has been a research fellow at Memorial Sloan-Kettering Cancer Center, New York. Dr. Bazinet, a former assistant professor of both urology and oncology at McGill University, is also an accomplished speaker, medical industry author and consultant. Dr. Bazinet is on the board of directors of Bioniche Life Sciences Inc., shares of which are traded on the Toronto Stock Exchange.

Jon N. Bengtson, 63, has been a director of the Corporation since July 2003 and was appointed Chairman of the Board in June 2004. He served as the chairman of the board of The Sands Regent Hotel Casino until its acquisition in January, 2007 and served as chairman of the board of Radica Games Limited until its acquisition by Mattel, Inc. in October 2006. Mr. Bengtson began his career with Harrah's Entertainment, Inc., where he served for nine years in various management positions, including vice president of management information systems. He joined International Game Technology in 1980 as vice president, chief financial officer and director and was subsequently promoted to vice president of marketing in 1982. Mr. Bengtson joined The Sands Regent Hotel Casino in June 1984 and served in various positions, including vice president of finance and administration, chief financial officer, treasurer and director, senior vice president and director, executive vice president, chief operating officer and director until December 1993. In January 1994, he joined Radica Games Limited as vice president and chief financial officer and was appointed president and chief executive officer of Radica USA Ltd. in December 1994 and served as chairman of the board from January 1996 until October 2006. Mr. Bengtson was a founder and chief financial officer of ShareGate, Inc., a venture funded telecommunications equipment company from March 1996 until October 2001. Mr. Bengtson is also the founder and Director for Pinyon Technology, a start-up technology corporation developing wireless smart antenna networking technology. He holds a bachelors degree in business administration and a Master of Business Administration from the University of Nevada, Reno.

Alan J. Gotcher, 57, was appointed as Chief Executive Officer and a director of the Corporation in August 2004 and was also appointed as President of the Corporation in March 2005. Mr. Gotcher is also a director and the President of each of the Corporation’s subsidiaries. Prior to joining the Corporation, Dr. Gotcher was chairman and chief executive officer of InDelible Technologies, Inc., a development stage company that provides secure logistics through covert bar code marking systems and invisible bar code reading technologies from January 2000 to August 2004. From 2000 through 2003, Dr. Gotcher was co-managing partner of IdeaSpring, LLC, a private investment company. Prior to founding InDelible, Dr. Gotcher spent fourteen years with Avery Dennison, where he served as senior vice president, manufacturing & technology, and chief technology officer. During his tenure, Dr. Gotcher led Avery’s teams that created and commercialized the Duracell On-Cell tester battery label and pressure sensitive battery labels and the United States Postal Service’s self-stick stamp products. Prior to joining Avery Dennison, Dr. Gotcher was laboratory director, U.S. Corporate Research and Development, with Raychem Corporation where he lead the business development teams that created, developed and commercialized the conductive polymer- based PolySwitch® over-current protection device business.  Dr. Gotcher received his Ph.D. in Chemistry from the University of California, Irvine.

George E. Hartman, 58, was elected a director of the Corporation in March 1997. From 1995 until 1998, Mr. Hartman served as president of Planvest Pacific Financial Corp., a Vancouver-based financial planning firm with U.S. $1 billion of assets under management. Mr. Hartman also served on the board of directors of the parent of Planvest Pacific Financial Corp., Planvest Capital Corp. (TSE:PLV). From 1998 until 2000, Mr. Hartman was senior vice president of Financial Concept Group until the firm’s sale to Assante Corporation, a North American financial services industry consolidator. At that time, he became chief executive officer of PlanPlus Inc., Canada’s oldest firm specializing in the development and distribution of wealth management software. In April 2004, Mr. Hartman joined The Covenant Group, a management-consulting firm where he is Senior Vice-President, Corporate Capabilities. Mr. Hartman is the author of Risk is a Four-Letter Word-The Asset Allocation Approach to Investing (1992) and its sequel; Risk is STILL a Four Letter Word (2000), both of which achieved best-seller status in Canada. Mr. Hartman also continues as President of Hartman & Company, Inc., a firm he founded in 1991 which provides consulting services to the financial services industry. Mr. Hartman holds a Masters of Business Administration from Wilfred Laurier University in Waterloo, Ontario. Mr. Hartman is also a director of PlanPlus Inc., a private corporation engaged in the development and distribution of wealth management software.

Robert F. Hemphill, Jr., 64, a nominee for inclusion on the Board of Directors, began serving as Executive Vice President of The AES Corporation (AES:NYSE) in 2005. AES is one of the world’s largest global power companies with operations in 26 countries on five continents. Mr. Hemphill joined AES in 1981 and has held a series of senior leadership positions, including serving as AES’s Executive Vice President of Global Development from 2003 to 2004. Earlier in his tenure, he participated in or oversaw the development of many of AES’s earliest projects. Mr. Hemphill resigned from The AES Corporation in June 1996 and subsequently returned in January 2003. Mr. Hemphill also served as a member of the AES Board of Directors from June 1996 to February 2004. From 1995 to 2002, Mr. Hemphill served as the Managing Director of Toucan Capital Fund II, L.P., a $120 million private venture capital fund focused on seed and early-stage life science and advanced technology investments. Prior to joining AES in 1981, Mr. Hemphill held senior management positions with the Tennessee Valley Authority, US Department of Energy and the Office of Management and Budget. Mr. Hemphill is a director of Reactive NanoTechnologies Inc., a private company engaged in the development and manufacture of nanotechnology designed to control the instantaneous release of heat energy for reaction initiation and American Grid Inc., a private company engaged in systems integration for the power distribution industry. Mr. Hemphill holds a bachelor’s degree in political science from Yale University, a masters in political science from the University of California, Los Angeles, and a Masters of Business Administration from The George Washington University.

The appointment of Mr. Hemphill was recommended by Alan Gotcher, our Chief Executive Officer.

Christopher E. Jones, 60, was appointed a director of the Corporation in May 2004. Since 1998, Mr. Jones has been the Senior Vice President of Manufacturing and Engineering at Behr Process Corporation, where he is responsible for the construction and operations of all coating plant operations for the largest DIY architectural coatings corporation in North America. Prior to joining Behr, Mr. Jones was the president of Kronos Louisiana and the vice president of manufacturing of Kronos International, Inc., a producer of titanium dioxide. Mr. Jones earned a Bachelors of Arts degree in Chemistry from Oakland University and a Ph.D. in Organo-Metallic Chemistry from Michigan State University and completed postdoctoral work at University of Leeds, England and University of Alberta in Edmonton, Canada.

Pierre Lortie, 60, was appointed a director of the corporation in June, 2006. Since May 2006, Mr. Lortie has served as Senior Business Advisor to Fraser Milner Casgrain LLP, one of Canada's leading full service business law firms serving both Canadian and international clients. From June 2004 to December 2005, Mr. Lortie was the President of the Comité de transition de l’aggloméation de Montréal. Since April 2004, Mr. Lortie has served as the President of G&P Montrose, a management consulting company. Mr. Lortie worked at Bombardier for more than ten years, including serving as president and COO of Bombardier’s transportation, capital, international and regional aircraft aerospace groups from December 2000 to December 2003. Mr. Lortie has held several positions in the technology field, including Chairman of the Centre for Information Technology Innovation and Vice Chairman of Canada’s National Advisor Board on Science and Technology. Mr. Lortie was a representative of the Prime Minister of Canada on the APEC Business Advisory Council (ABAC) from 1999 to 2004. He currently serves as chairman of the board of Lyrtech (TSX-V:LYT), a public corporation engaged in electronic design, prototyping, and manufacturing of advanced digital signal processing solutions, as chairman of the board of Country Style Food Services, a private corporation engaged in quick food restaurant services, and is a director of Dynaplas, a private corporation engaged in precision injection moulding manufacturing for the automotive industry, and Group Canam (TSX-V:CAM), a public corporation engaged in the design and fabrication of construction products and solutions. Mr. Lortie holds a bachelor’s degree in Applied Sciences in Engineering Physics from Université Laval, a degree in Applied Economics from the Université de Louvain, Belgium, and a Masters of Business Administration with honors from the University of Chicago.

Executive Officers

The executive officers of the Corporation are Alan J. Gotcher, Edward H. Dickinson, Bruce Sabacky, and Douglas K. Ellsworth. On February 23, 2007, Stephen A. Balogh was appointed as an officer of the Company. Certain information regarding Dr. Gotcher is set forth above under “Election of Directors - Directors.” Certain information regarding Messrs. Dickinson, Sabacky Ellsworth, and Balogh follows.

Edward H. Dickinson, 60, was appointed Chief Financial Officer of the Corporation in March 2000, and was appointed Secretary in June 2001. Mr. Dickinson had previously served as Director of Finance of the Corporation from August 1996 through March 2000. Mr. Dickinson is a director, treasurer and secretary of each of the Corporation’s subsidiaries. From 1994 to 1996, Mr. Dickinson was employed by the Southern California Edison Company as a negotiator of non-utility power generation contracts. Mr. Dickinson was vice president and director of Geolectric Power Company during 1993 and 1994, and from 1987 through 1992, he was the director of finance and administration for OESI Power Corporation. Prior to 1987, Mr. Dickinson held various accounting and program management positions in the United States Department of Energy. Mr. Dickinson obtained a masters degree in accounting from California State University, Northridge in 1978.

Bruce J. Sabacky, 56, was appointed Chief Technology Officer of the Corporation in June, 2006. Dr. Sabacky was appointed Vice President of Research and Engineering for Altairnano, Inc., the operating subsidiary through which the Corporation conducts its nanotechnology business, in October 2003. Dr. Sabacky joined Altairnano, Inc. in January 2001 as Director of Research and Engineering. Prior to that, he was the manager of process development at BHP Minerals Inc.’s Center for Minerals Technology from 1996 to 2001, where he was instrumental in developing the nanostructured materials technology. Dr. Sabacky was the technical superintendent for Minera Escondida Ltda. from 1993 to 1996 and was a principal process engineer with BHP from 1991 to 1993. Prior to that, he held senior engineering positions in the minerals and metallurgical industries. Dr. Sabacky obtained bachelor of science and master of science degrees in metallurgical engineering from the South Dakota School of Mines and Technology and a Ph.D. in materials science & mineral engineering with minors in chemical engineering and mechanical engineering from the University of California, Berkeley.

Douglas K. Ellsworth, 53, served as President, Altairnano, Inc., the operating subsidiary through which the Corporation conducts its nanotechnology business, from June 2003 through February 2007 and has served as Senior Vice President of the Corporation since March 2004. Mr. Ellsworth previously held various other positions with Altairnano. Inc. Prior to joining the Corporation, Mr. Ellsworth was the manager of technical support for the BHP Inc. Center for Minerals Technology in Reno, Nevada from 1984 through 1999. Mr. Ellsworth began work at BHP in 1984 as the chief chemist. Mr. Ellsworth worked as a chemist and manager at Skyline Labs in Colorado and Alaska from 1975 to 1979 and as a chemist for Utah International, Inc.'s Minerals Laboratory in Sunnyvale California from 1979-1984. Mr Ellsworth received his bachelor of science degree in chemistry and geology from the State University of New York College, Oneonta.

Stephen A. Balogh, 60, joined the Corporation as Vice President, Human Resources, in July 2006. In 2001, Mr. Balogh founded PontusOne, providing executive search and consulting services to technology companies, where he continued to work through 2007. Before founding PontusOne, Mr. Balogh was a managing partner of David Powell, Inc., a Silicon Valley based executive search firm from 1997 to 2001. Previously, Mr. Balogh served more than 23 years in various managerial positions at Raychem Corporation, a multibillion-dollar, international material science company. In his last position, he served as Raychem’s Corporate vice president of human resources from 1990 through 1996. From 1984 to 1990 at Raychem, Mr. Balogh was general manager for Chemelex, a worldwide division of Raychem. His extensive global business experience with Raychem includes expatriate assignments in both Brussels and Paris. Mr. Balogh holds a bachelor of science degree and a Dean’s Certificate of Advanced Engineering Study in chemical engineering from Cornell University and a masters of business administration from the Stanford Graduate School of Business.

Security Ownership of Certain Beneficial Owners and Management

Set forth below is information with respect to beneficial ownership of Common Shares as of March 31, 2007 by the Corporation’s Chief Executive Officer, Chief Financial Officer and by the three other most highly compensated continuing executive officers (collectively, the “named executive officers”), by each of the directors of the Corporation and by all current officers and directors of the Corporation as a group. To our knowledge, no persons beneficially own more than 5% of the outstanding Common Shares. Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the Common Shares identified as beneficially owned. The Corporation is not aware of any arrangements, the operation of which may at a subsequent date result in a change in control of the Corporation.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percentage of Class (2)
Common	Alan J. Gotcher (President, Chief Executive Officer and Director) 930 Tahoe Blvd., #802-216 Incline Village, Nevada 89451	678,555(3)	1.0%
Common	Edward H. Dickinson (Chief Financial Officer and Secretary) 659 Caughlin Glen Reno, Nevada 89519	463,012(4)	*
Common	Douglas K. Ellsworth (Senior Vice President) 4310 Wild Eagle Terrace Reno, Nevada 89511	161,058(5)	*
Common	Stephen Balogh (Vice President, Human Resources) 20162 Bordeaux Drive Reno, Nevada 89511	75,263(6)	*
Common	Bruce J. Sabacky (Chief Technology Officer) 8555 Council Lane Reno, Nevada 89511	102,074(7)	*
Common	Michel Bazinet (Director) 343 Brookfield Avenue Mount-Royal, Quebec H3P 2A7	69,375(8)	*
Common	Jon N. Bengtson (Director) 2370 Solari Drive Reno, Nevada 89509	94,375 (9)	*
Common	James I. Golla (Director) 829 Terlin Boulevard Mississauga, Ontario L5H 1T1	132,375 (10)	*
Common	George Hartman (Director) 80 Cumberland Street Toronto, ON M5R 3V1	105,675 (11)	*
Common	Christopher Jones (Director) 1140 Cuchara Drive Del Mar, California 92014	94,375 (12)	*
Common	Pierre Lortie (Director) 243 Montrose Saint-Lambert, A8 J4R 1X4	15,000	*
Common	Robert F. Hemphill, Jr. (Director) 9306 Kendale Road Potomac, Maryland 20854	895,523(13)	1.3%
Common	All Directors and Officers as a Group (12 persons)	2,886,660 (14)	4.1%

* Represents less than 1% of the outstanding Common Shares.

(1)
Includes all Common Shares issuable pursuant to the exercise of options and warrants that are exercisable within 60 days of March 31, 2007. Does not include any Common Shares subject to options that are not exercisable within 60 days of March 31, 2007 or subject to options that vest only upon the occurrence of events, such as a rise in the market price of the Common Shares, outside of the control of the optionee.

(2)
Based on 70,020,626 Common Shares outstanding as of March 31, 2007. Common Shares underlying options, warrants or other convertible or exercisable securities are, to the extent exercisable within 60 days of March 31, 2007, deemed to be outstanding for purposes of calculating the percentage ownership of the owner of such convertible securities, but not for purposes of calculating any other person’s percentage ownership.

(3)
Includes 300,000 Common Shares subject to options granted to Mr. Gotcher pursuant to the 1998 Plan and 283,140 Common Shares subject to options granted to Mr. Gotcher pursuant to the 2005 Plan. Includes 5,265 Common Shares owned by his wife and 1,050 Common Shares owned by his adult stepson, with respect to which Mr. Gotcher disclaims beneficial ownership

(4)
Includes 150,000 Common Shares subject to options granted to Mr. Dickinson pursuant to the 1996 Plan, 211,200 Common Shares subject to options granted to Mr. Dickinson pursuant to the 1998 Plan and 95,312 Common Shares subject to options granted to Mr. Dickinson pursuant to the 2005 Plan.

(5)	Includes 127,200 Common Shares subject to options granted to Mr. Ellsworth pursuant to the 1998 Plan and 28,525 Common Shares subject to options granted to Mr. Ellsworth pursuant to the 2005 Plan.
(6)	Includes 51,963 Common Shares subject to options granted to Mr. Balogh pursuant to the 2005 Plan. Includes 23,000 shares owned by Linda Balogh, the spouse of Mr. Balogh.
(7)	Includes 25,000 Common Shares subject to options granted to Mr. Sabacky pursuant to the 1998 Plan and 77,704 Common Shares subject to options granted to Mr. Sabacky pursuant to the 2005 Plan.
(8)	Includes 50,000 Common Shares subject to options granted to Mr. Bazinet pursuant to the 1998 Plan.
(9)	Includes 75,000 Common Shares subject to options granted to Mr. Bengtson pursuant to the 1998 Plan.
(10)	Includes 10,000 Common Shares subject to options granted to Mr. Golla pursuant to the 1996 Plan and 85,000 Common Shares subject to options granted to Mr. Golla pursuant to the 1998 Plan.
(11)	Includes 85,000 Common Shares subject to options granted to Mr. Hartman pursuant to the 1998 Plan. Includes 500 Common Shares owned by Julie Bredin, the spouse of Mr. Hartman.
(12)	Includes 75,000 Common Shares subject to options granted to Mr. Jones pursuant to the 1996 Plan.
(13)	The owner of record of these shares is The AES Corporation, however, Mr. Hemphill has voting control and investment discretion over these securites. Mr. Hemphill has no direct financial interest in such securities and disclaims beneficial ownership of these securities.
(14)
Includes 235,000 Common Shares subject to options granted to officers and directors pursuant to the 1996 Plan, 958,400 Common Shares subject to options granted to officers and directors pursuant to the 1998 Plan and 536,014 Common Shares subject to options granted to officers and directors pursuant to the 2005 Plan.

Compensation, Nominating and Governance Committee

The Compensation, Nominating and Governance Committee discharges the Board’s responsibilities relating to compensation of the Corporation’s directors and officers, to oversee and monitor the Corporation’s management in the interest and for the benefit of the stockholders and assist the board by identifying individuals qualified to become board members. The Compensation, Nominating and Governance Committee has overall responsibility for approving and evaluating the director and officer compensation plans, policies and programs of the Corporation.

The members of the Compensation, Nominating and Governance Committee are Pierre Lortie (Chair), James Golla and Michel Bazinet, each of whom is independent under NASDAQ’s listing standards. Prior to June 1, 2006, the members of the Compensation, Nominating and Governance Committee were George Hartman (Chair), James Golla and David King. The Compensation, Nominating and Governance Committee met one time during 2006 in person or by telephone. The charter governing operations of the Compensation, Nominating and Governance Committee was adopted in April 2004 and updated in February 2007, and is available at the Corporation’s website at www.altairnano.com under “Investor Relations.”

Compensation, Nominating and Governance Committee Interlocks and Insider Participation

The members of the Compensation, Nominating and Governance Committee are Pierre Lortie (Chair), James Golla and Michel Bazinet. Prior to June 1, 2006, the members of the Compensation, Nominating and Governance Committee were George Hartman (Chair), James Golla and David King. None of Messrs. Lortie, Golla, Bazinet, Hartman or King is currently, or has formerly been, an officer or employee of the Corporation or any of its subsidiaries. The Corporation had no relationship during 2006 requiring disclosure under Item 404 of Regulation S-K with respect to any of the persons who served on the Compensation, Nominating and Governance Committee during 2006.

Compensation Discussion & Analysis

Pursuant to Item 402(b) of Regulations S-K, promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”), the following discussion is meant to provide an overview of the material elements of the Corporation’s compensation policy (the “Compensation Policy”). The following discussion is meant to be a principle-based discussion of the Corporation’s compensation policies and provide context to the tables that follow. Specific reference to disclosures in the Compensation Tables will be discussed in narrative descriptions following the respective Compensation Tables.

Compensation Philosophy

The objectives of our executive officer compensation policy are to attract and retain talented and dedicated executives, to tie compensation to the achievement of specified short-term and long-term performance objectives, and to align executives’ incentives with the creation of shareholder value. The Compensation, Nominating and Governance Committee approves and annually evaluates the Corporation’s compensation policies applicable to, and the performance of, the Corporation’s executive officers, including the Chief Executive Officer, Chief Financial Officer and the other executive officers identified in the Summary Compensation Table on page 19 (referred to as the “named executive officers”).

The following objectives guide compensation decisions:

-	Provide a competitive total compensation package that enables the Corporation to attract and retain key executive talent;
-	Align key elements of compensation with the Corporation’s annual and long-term business strategies & objectives; and
-	Provide a mix of base compensation and performance-based compensation that directly links executive rewards to the performance of the Corporation and shareholder return.

Elements of Executive Compensation

The principal components of compensation for the Corporation’s named executive officers are as follows:

-	Base salary;
-	Annual incentive bonus;
-	Long-term equity-based incentives, primarily stock options; and
-	Discretionary bonus.

Named executive officers are entitled to benefits generally available to all full-time salaried employees of the Corporation. These benefits include up to 5 weeks per-year of paid time off for medical and vacation leave, subsidized group health plan coverage offered to all salaried employees of the Corporation, and eligibility to participate in the Corporation’s 401(k) Profit Sharing Plan (the “401(k) Plan”), matching contributions under the 401(k) Plan in an amount up to the greater of 50% of the first $2,500 contributed or 3% of the employee’s base salary. As explained in “Termination and Change of Control Agreements” below, certain named executive officers may be entitled to severance payments in connection with a change of control or termination of their employment. Other than as described above, the named executive officers are not provided with special benefits or perquisites such as company cars, enhanced medical plans or dental plans.

Determination of Compensation

In order to evaluate the Corporation’s competitiveness and appropriateness of the Corporation’s total compensation, and mix of compensation, for executive officers, the Compensation, Nominating and Governance Committee reviews data on the base, annual incentive bonus and equity-based incentive compensation for various executive positions, as well as the mix of compensation components, of executive officers of a benchmark group of companies (about 240) that comprise the chemicals and biotech/biopharma business sectors of reporting public companies with annual revenues of less than $100-million.

In addition, the Compensation, Nominating and Governance Committee receives a report on the base, annual incentive bonus and equity-based incentive compensation for various executive positions at the following selected 24 nanotechnology or biopharma companies:

Accelrys, Inc.
Advanced Battery Technologies, Inc.
Arrowhead Research Corp.
Biophan Technologies, Inc.
Biosante Pharmaceuticals, Inc.
Cambridge Display Technology, Inc.
FEI Co.
Harris & Harris Group, Inc.
Immunicon Corp.
JMAR Technologies, Inc.
Lumera Corp.
Luna Innovations, Inc.
Nano Chemical Systems Holdings, Inc.
Nano Proprietary, Inc.
Nanogen, Inc.
Nanometrics, Inc.
Nanophase Technologies Corp.
NVE Corp.
Spectrum Pharmaceuticals, Inc.
SYMX Technologies, Inc.
Tegal Corp.
US Global Nanospace, Inc.
VEECO Instruments, Inc.

The Compensation, Nominating and Governance Committee may add or delete from this select group from year to year. This group is used as a second source of benchmark information. Equilar, an independent company, produces all compensation reports.

In addition to the benchmark company information, in determining the amount of and mix of compensation, the Compensation, Nominating and Governance Committee considers evaluations of the Chief Executive Officer by each of the directors the Corporation, the recommendations of the Chief Executive Officer and Vice President of Human Resources with respect to officers other than the Chief Executive Officer, the performance of each executive officer against pre-determined business goals and objectives and the potential role of the executive in the strategic plan of the Corporation. Subject to adjustment upward or downward based upon the various evaluations, the Compensation, Nominating and Governance Committee generally targets base compensation and equity-based incentive awards near the median of the benchmark group and targets maximum annual incentive bonus near the 75th percentile of the benchmark group.

Mix of Compensation

The Compensation, Nominating and Governance Committee believes that a significant percentage of the annual compensation of the named executive officers should be at-risk. During 2006, between approximately 38% and 44% of the named executive officers’ potential annual compensation was dependent upon the achievement of individual and corporate goals. In addition, stock options granted to the Corporation’s named executive officers for retention and incentive purposes generally vest over a period of three years.

The percentage of compensation at risk increases as the level of position increases, with the top figures in each of the ranges set forth above being that of the Corporation’s Chief Executive Officer. This provides additional upside potential and downside risk for senior positions, recognizing that these roles have greater influence on the Corporation’s performance.

Base Salary

Base salaries for the named executive officers are established based on the scope of their responsibilities, their skills and their historical and potential contributions to the Corporation, as well as the compensation paid by benchmarked companies for similar positions. Generally, base salaries are targeted near the median of the range of salaries for executives in similar positions with similar responsibilities at benchmark companies, in line with our compensation philosophy. Base salaries are reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

Annual Incentive Bonus

The annual incentive bonus is intended to compensate executives for achieving corporate goals and individual performance objectives. A portion, usually 50%, of each named executive officer’s annual incentive bonus is contingent upon the Corporation achieving pre-determined financial and operational goals. In addition, a portion, usually 50%, of each named executive officer’s annual incentive bonus is contingent upon the achievement of pre-determined objectives within the scope of influence of the particular executive. Examples include strategic factors such as cash flow, product sales, new product & process developments, net loss and stock price.

Decisions with respect to annual incentive bonus are made shortly after the end of each fiscal year. At the beginning of each year, the Compensation, Nominating and Governance Committee sets annual performance goals, a target and maximum incentive bonus amount and a formula for determining the amount, if any, of the bonus each executive officer is entitled to receive. Annual incentive bonuses are paid 60% cash and 40% in stock options (with the value of the stock options being determined using the Black-Scholes formula). The Compensation, Nominating and Governance Committee reserves the right to award annual incentive bonuses above, and below, target amounts as it deems appropriate.

Targets and Results for 2006. During 2006, each named executive officer was eligible for target annual incentive bonuses ranging from 60% to 80% of his base salary, depending on his position. Of these amounts, 50% was tied to the achievement of corporate goals, specifically a revenue and net loss target in line with the Corporation’s board-approved budget, and 50% was tied to the performance of individual goals. The Compensation, Nominating and Governance Committee reserve the discretion to award, or to deny, annual incentive bonuses whether or not performance targets were achieved, as it deems appropriate.

In 2006, the Corporation reached 79.3% of the revenue goal and 75% of the net loss goal. As a result, named executive officers were not eligible to, and did not, receive the 50% of the annual incentive bonus tied to achievement of corporate goals.

In 2006, three of the four named executive officers achieved or exceeded all individual goals. As a result, each named executive officer was eligible to receive, and was paid, the 50% of the annual incentive bonus tied to achievement of individual goals.

Based upon having achieved his individual goals in 2006, Alan Gotcher, the Corporations’ Chief Executive Officer, received an annual incentive bonus of $86,400 in cash and options to purchase an aggregate of 32,224 Common Shares at an exercise of $2.63 per share (with a deemed value of $55,446). The options were granted on January 15, 2007, have a 10-year term and vest immediately. The option exercise price was equal to the fair market value of the underlying Common Shares on the date of grant.

Based upon having achieved their individual goals in 2006, the remaining four named executive officers received a combined annual incentive bonus of $65,400 in cash and options to purchase an aggregate of 25,603 Common Shares at an exercise of $2.63 per share (with a deemed value of $41,912). The options were granted on January 15, 2007, have a 10-year term and vest immediately.

Long term Equity-Based Incentives

The Corporation’s 2005 Stock Incentive Plan (the “2005 Stock Plan”) was adopted at the Corporation’s Annual Meeting of Shareholders in May 2005. Under the 2005 Stock Plan, the Corporation is authorized to issue equity-based awards, including stock options, stock bonuses, restricted stock, stock appreciation rights, and performance-based awards, with respect to up to 3,000,000 Common Shares. The Compensation, Nominating and Governance Committee and the Board of Directors have joint authority to grant awards under the 2005 Stock Plan.

The Corporation had previous authorized its 1996 Stock Option Plan and 1998 Stock Option Plan, under which an aggregate of 1,915,600 awards continue to be outstanding as of March 15, 2007; however, awards can no longer be granted under such plans.

The Corporation’s long-term equity-based incentive program is focused on rewarding performance that enhances shareholder value. The program involves the periodic grant of options to purchase Common Shares in order to provide executive officers with the opportunity to purchase an equity interest in the Corporation and to share in the appreciation of the value of the Corporation’s Common Shares.

The program currently consists of two components. First, as explained above, 40% of the annual incentive bonus for each executive officer is paid in the form of a stock option. The value of each option is determined using the Black-Scholes formula, and the options have an exercise price equal to the market price on the date of grant, a 10-year term and vest immediately upon grant. Discretionary bonuses may also be paid through the grant of stock options.

Second, the Compensation, Nominating and Governance Committee periodically considers whether or not to grant additional stock options in order to maintain the overall competitiveness of the Corporation’s compensation package for each executive officer and to ensure that executives, particularly executives whose other stock options have vested and or been exercised, have an incentive to remain with the Corporation long term and to increase shareholder value. Factors weighed in determining whether to make, and the amount of, these grants include the above-described review of benchmark compensation data and assessment of past performance, retention considerations, information regarding each named executive officer’s existing equity and stock option ownership, potential shareholder dilution and the expense to the Corporation pursuant to Standard of Financial Accounting Standards No. 123(R), Share-Based Payment (“FAS No. 123(R)”). Such options generally have an exercise price equal to the market price on the date of grant, a 10-year term and generally vest over a three-year term.

In addition, from time to time stock option grants are made to newly hired employees based on their level of responsibility and competitive practices.

Retention Grants. In addition to the stock options awarded to him as part of his annual incentive bonus, Alan Gotcher was awarded a grant of options to purchase 200,000 Common Shares at an exercise price of $2.63 per share on January 15, 2007. The options have a 10-year term and vest 33% immediately, 33% on January 15, 2008, and 33% on January 15, 2009. This retention grant was determined to be in line with median grants to CEO’s in benchmarked companies.

In addition to the stock options awarded to them as part of their annual incentive bonuses, the remaining named executive officers were granted retention options to purchase an aggregate of 245,500 Common Shares at an exercise price of $2.63 per share on January 15, 2007. The options have a 10-year term and vest 33% immediately, 33% on January 15, 2008, and 33% on January 15, 2009.

Discretionary Bonus

The Compensation and Nominations Committee may also make discretionary bonuses from time to time if it determines, after considering the total base salary, annual incentive bonus and equity-based compensation to the executive, that the total compensation otherwise earned by the executed underrepresented the value or contribution of the executive during the year. A discretionary bonus may also be considered if necessary for retention or other purposes.

Results for 2006. During 2006, the Compensation and Nominations Committee determined to grant Alan Gotcher a discretionary bonus in the form of options to purchase 64,448 Common Shares at an exercise price of $2.63 per share (with a deemed value of $110,892 based upon the Black-Scholes formula). The options were granted on January 15, 2007, have a 10-year term and vest immediately. The option exercise price is equal to the fair market value of a Common Share on the grant date.

No other named executive officers received a discretionary bonus.

Compensation Adjustments

The Corporation may increase or decrease an executive’s overall compensation at any time during any fiscal year after considering several factors, including level and scope of responsibilities, contribution to overall corporate performance and achievement of personal goals and objectives.

Termination and Change-of-Control Agreements

The employment agreements of the following named executive officers provide for termination and change of control benefits as follows:

Under the employment agreement of our Chief Executive Officer, Dr. Alan Gotcher, if Dr. Gotcher’s employment is terminated by the Corporation without cause or by Dr. Gotcher with good reason during the term, which expires on February 17, 2009, he is entitled to receive his base salary, continuing group plan health coverage and his annual incentive bonus, to the extent earned, for a period of 12 months from the date of termination. If Dr. Gotcher’s employment is terminated by the Corporation without cause subsequent to a Change of Control during the term, he is entitled to receive his base salary and continuing group health plan coverage for a period of 24 months from the date of termination. A “Change of Control” includes (a) any capital reorganization, reclassification of the capital stock of the Corporation, consolidation or merger of the Corporation with another corporation in which the Corporation is not the survivor (other than a transaction effective solely for the purpose of changing the jurisdiction of incorporation), (b) the sale, transfer or other disposition of all or substantially all of the Corporation’s assets to another entity, or (c) the acquisition by a person or group of more than 40% of the Common Shares of the Corporation. Dr. Gotcher’s current base salary is $360,000 per year, and his target bonus for 2007 is $288,000.

Under the employment agreement of our Chief Financial Officer, Edward Dickinson, if Mr. Dickinson’s employment is terminated by the Corporation without cause or by Mr. Dickinson with good reason during the term, which expires on February 17, 2008, he is entitled to receive his base salary and continuing group health plan coverage for a period of 12 months from the date of termination. If Mr. Dickinson’s employment is terminated by the Corporation without cause subsequent to a Change of Control during the term, he is entitled to receive his base salary and continuing group health plan coverage for a period of 18 months from the date of termination. Mr. Dickinson’s current base salary is $190,000 per year.

Under the employment agreement of our Chief Technology Officer, Dr. Bruce Sabacky, if Dr. Sabacky’s employment is terminated by the Corporation without cause or by Dr. Sabacky with good reason during the term, which expires on June 1, 2008, he is entitled to receive his base salary and continuing group health plan coverage for a period of 12 months from the date of termination. If Dr. Sabacky’s employment is terminated by the Corporation without cause subsequent to a Change of Control during the term, he is entitled to receive his base salary and continuing group health plan coverage for a period of 18 months from the date of termination. Dr. Sabacky’s current base salary is $190,000 per year.

The Compensation, Nominating, and Governance Committee believes that providing a reasonable severance arrangement tied to termination without cause is essential to attracting and retaining talented executive officers. In addition, the Compensation, Nominating and Governance Committee believes that the severance arrangements provided to certain of its named executive officers serve the best interests of the Corporation and its shareholders by ensuring that, if a hostile or friendly change of control is under consideration, its executives will feel secure enough about their post-transaction financial future that they will advise the Board of Directors about the potential transaction without consideration, or with lessened consideration, of any adverse effect of the transaction on their future compensation. The Corporation has no other severance agreements in place with other employees.

Role of Executive Officers in Determining Executive Pay

The Compensation Committee makes all decisions with respect to base compensation, annual incentive compensation and the award of stock options to the executive officers of the Corporation, including all named executive officers.

At the end of each fiscal year, the Corporation’s Vice President of Human Resources and Chief Executive Officer are responsible for evaluating the performance of each named executive officer (and other officers) against corporate and individual performance objectives and for submitting a report to the Compensation Committee detailing the results of their evaluations. In connection with this report, each of the Vice President of Human Resources and Chief Executive Officer makes recommendations to the Compensation Committee with respect to compensation matters related to the prior year, including employee-specific recommendations but not with respect to himself. In addition, each of the two officers makes recommendations to the Compensation Committee with respect to compensation matters related to the upcoming year, including employee-specific recommendations (but not with respect to himself) and strategic and design recommendations. The Compensation, Nominating and Governance Committee considers these recommendations, and the report of these officers, among other factors by the Compensation Committee as it makes prior-year and coming-year compensation decisions.

Tax and Accounting Considerations

Accounting Treatment

The Corporation adopted Standard of Financial Accounting Standards No. 123(R), Share-Based Payment, which requires companies to expense the costs of stock-based compensation in their financial statements.  As such, the Corporation began recording stock-based compensation expense in the income statement in 2006.  The fair value of each award is estimated on the date of grant, using the Black-Scholes option-pricing model. Once the fair value of each award is determined, it is expensed in the income statement over the vesting period.

Deductibility of Executive Compensation

 Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the “Code”), imposes a $1 million annual limit on the amount that a public company may deduct for compensation paid during a tax year to the company’s Chief Executive Officer or to any of the company’s four other most highly compensated executive officers who are still employed at the end of the tax year. The limit does not apply to compensation that the meets the requirements of Code Section 162(m) for “qualified performance-based” compensation (i.e., compensation paid only if the executive meets pre-established, objective goals based upon performance criteria approved by the company’s shareholders).

The Compensation, Nominating and Governance Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Code. In certain situations, the Compensation, Nominating and Governance Committee may approve compensation that will not meet the requirements of Code Section 162(m) in order to ensure competitive levels of total compensation for its executive officers. Stock option grants in 2006 were intended to constitute “qualified performance-based compensation” under Section 162(m). The Corporation’s 2006 annual performance bonuses, however, were not “qualified performance-based compensation.” In 2006, none of the named executive officers received base pay, annual bonus and other compensation in an amount in excess of the $1 million deduction limit.

Compensation, Nominating and Governance Committee Report

This section is not "soliciting material," is not deemed "filed" with the SEC, and is incorporated by reference in the Corporation’s Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended.

The Compensation, Nominating and Governance Committee has reviewed and discussed the Compensation Discussion & Analysis section included in this Information Circular with management. Each member of the Compensation, Nominating and Governance Committee is entitled to rely on (i) the integrity of those persons within the Corporation and of the professionals and experts from which the Compensation, Nominating and Governance Committee receives information, (ii) and the accuracy of the financial and other information provided to the Compensation, Nominating and Governance Committee by such persons, professionals or experts absent actual knowledge to the contrary.

Based upon that review and related discussions, the Compensation, Nominating and Governance Committee recommends to the Corporation’s Board of Directors that the Compensation Discussion & Analysis contained herein be include in this Information Circular and Proxy Statement.

COMPENSATION, NOMINATING AND GOVERNANCE COMMITTEE

Pierre Lortie, Chair
Michel Bazinet
James Golla

April 23, 2007

Executive Compensation

The following tables, presented in accordance with Regulation 14A promulgated under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”); set forth compensation for services rendered by the named executive officers in all capacities to the Corporation and its subsidiaries for the fiscal years ended December 31, 2006.

(a) Summary Compensation Table

The following table provides details with respect to the total compensation of the Corporation’s named executive officers during the year ended December 31, 2006:

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards (2) ($) (f)	Non-Equity Incentive Plan Compensation (4) ($) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (h)	All Other Compensation (5) ($) (i)	Total ($) (j)
Alan J. Gotcher, President, Chief Executive Officer and Director	2006	360,000	110,892(1)	Nil	237,740(3)	86,400	Nil	7,500	802,531
Edward H. Dickinson, Chief Financial Officer	2006	150,000	Nil	Nil	112,879(3)	27,000	Nil	4,500	294,379
Douglas K. Ellsworth, Sr. Vice President	2006	150,000	Nil	Nil	31,263(3)	Nil	Nil	4,500	185,763
Bruce J. Sabacky, Chief Technology Officer	2006	150,000	Nil	Nil	73,084(3)	27,000	Nil	4,500	254,584
Stephen A. Balogh, Vice President - Human Resources	2006	109,600	Nil	Nil	36,272(3)	11,400	Nil	Nil	157,272

(1)  Represents discretionary portion of the 2006 bonus, awarded to Dr. Gotcher in the form of an additional option grant over and above the 40% as calculated in accordance with the annual incentive bonus plan as determined by the Compensation, Nominating and Governance Committee.

(2) The amounts in column (f) reflect the dollar amount recognized for financial statement reporting purposes for the year ended December 31, 2006, in accordance with FAS 123 (R) of awards pursuant to the Stock Incentive Plans and thus may include amounts from awards granted in and prior to 2006. Assumptions used in the calculation of these amounts are included in Note 10 to the Corporation’s audited financial statements for the year ended December 31, 2006 included in the Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 13, 2007.

(3) The option value reported includes the 40% portion of the 2006 annual incentive bonus paid through the issuance of options. The value of the options issued relating to the annual 2006 bonus for each named executive officer is as follows: Mr Gotcher - $166,338, of which $110,892 is reported in the bonus column (d); Mr. Dickinson - $17,640; Mr. Ellsworth - no bonus options issued; Mr. Sabacky - $17,640; and Mr. Balogh - $6,632.

(4) Represents cash portion of annual incentive bonus earned with respect to indicated fiscal year. Bonuses are generally paid in the subsequent fiscal year.

(5) Reflects value of matching contributions made by the Company in connection with the 401(k) Plan.

(b)	Grant of Plan-Based Awards Table

The following table provides details with respect to plan-based awards, if any, granted to the named executive officers during the year ended December 31, 2006:

Name (a)	Grant Date (b)	Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Possible Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Under- Lying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards ($) (l)
		Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maxi- mum (#) (h)
Alan J. Gotcher, President, Chief Executive Officer and Director	3/10/06	Nil	Nil	Nil	Nil	Nil	Nil	Nil	66,802(2)	3.42	156,891(2)
	3/10/06	Nil	Nil	Nil	Nil	Nil	Nil	Nil	100,000(3)	3.42	116,285
	3/10/06	Nil	172,800	172,800	Nil	49,021	49,021	Nil	Nil	Nil	Nil
Edward H. Dickinson, Chief Financial Officer	3/10/06	Nil	Nil	Nil	Nil	Nil	Nil	Nil	22,242(2)	3.42	52,238(2)
	3/10/06	Nil	Nil	Nil	Nil	Nil	Nil	Nil	75,000(3)	3.42	87,204
	3/10/06	Nil	54,000	54,000	Nil	15,319	15,319	Nil	Nil	Nil	Nil
Douglas K. Ellsworth, Sr. Vice President	3/10/06	Nil	Nil	Nil	Nil	Nil	Nil	Nil	11,859(2)	3.42	27,852(2)
	3/10/06	Nil	Nil	Nil	Nil	Nil	Nil	Nil	20,000(3)	3.42	23,227
	3/10/06	Nil	54,000	54,000	Nil	15,319	15,319	Nil	Nil	Nil	Nil
Bruce J. Sabacky, Chief Technology Officer	3/10/06	Nil	Nil	Nil	Nil	Nil	Nil	Nil	21,504(2)	3.42	50,5042)
	3/10/06	Nil	Nil	Nil	Nil	Nil	Nil	Nil	40,000(3)	3.42	47,315
	3/10/06	Nil	54,000	54,000	Nil	15,319	15,319	Nil	Nil	Nil	Nil
Stephen A. Balogh, Vice President - Human Resources	3/10/06	Nil	Nil	Nil	Nil	Nil	Nil	Nil	20,000(3)	3.42	29,640
	3/10/06	Nil	22,800	22,800	Nil	6,468	6,468	Nil	Nil	Nil	Nil

(1) Amounts reflect bonus amounts calculated based on the 2006 annual incentive bonus plan as approved by the Compensation, Nominating and Governance Committee on March 10, 2006 and an assumed grant date of March 10, 2006. The target equals the maximum since the bonus plan is capped at 100%.
(2) The number of options granted reflects the 40% portion of the annual 2005 bonus paid through the issuance of options in 2006. Since these options were associated with 2005 performance, the vesting terms were immediate. Since the service period of these options related to 2005, which is prior to the Company’s adoption of FAS 123(R), no expense was booked for this option grant in the fiscal year ended December 31, 2006. The value associated with these awards was included in the disclosures presented in Note 2 in the Company’s audited financial statements for the year ended December 31, 2005 included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 16, 2006. The values presented in the table above were calculated in accordance with FAS 123(R) utilizing the Black-Scholes model and a grant date of March 10, 2006.
(3) These options were issued in connection with the 2006 retention grant. As such, the vesting terms were set at 25% to vest immediately and 25% to vest over the next 3 years from date of grant. The same vesting terms applied to all retention grants issued in 2006 to other employees of the Corporation.

(c)	Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding equity awards held by the named executive officers as of December 31, 2006:
	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Un-Exercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number Of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number Of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Alan J. Gotcher, President, Chief Executive Officer and Director	200,000(1)	Nil	100,000(1)	1.02	8/16/2014	Nil	Nil	Nil	Nil
	100,000(2)	Nil	Nil	3.62	4/8/2015	Nil	Nil	Nil	Nil
	66,802(3)	Nil	Nil	3.42	3/10/2016	Nil	Nil	Nil	Nil
	25,000(4)	75,000(4)	Nil	3.42	3/10/2016	Nil	Nil	Nil	Nil
Edward H. Dickinson, Chief Financial Officer	150,000(5)	Nil	Nil	6.85	8/26/2007	Nil	Nil	Nil	Nil
	29,700(5)	Nil	Nil	6.13	4/13/2009	Nil	Nil	Nil	Nil
	45,000(5)	Nil	Nil	1.20	2/9/2011	Nil	Nil	Nil	Nil
	100,000(6)	Nil	Nil	1.00	5/14/2008	Nil	Nil	Nil	Nil
	10,000(5)	Nil	Nil	1.22	11/10/2008	Nil	Nil	Nil	Nil
	26,500(7)	Nil	Nil	4.07	3/10/2015	Nil	Nil	Nil	Nil
	22,242(3)	Nil	Nil	3.42	3/10/2016	Nil	Nil	Nil	Nil
	18,750(4)	56,250(4)	Nil	3.42	3/10/2016	Nil	Nil	Nil	Nil
Douglas K. Ellsworth, Sr. Vice President	90,000(8)	Nil	Nil	1.06	9/4/2008	Nil	Nil	Nil	Nil
	10,000(5)	Nil	Nil	1.22	11/10/2008	Nil	Nil	Nil	Nil
	27,200(9)	Nil	Nil	4.07	3/10/2015	Nil	Nil	Nil	Nil
	11,859(3)	Nil	Nil	3.42	3/10/2016	Nil	Nil	Nil	Nil
	5,000(4)	15,000(4)	Nil	3.42	3/10/2016	Nil	Nil	Nil	Nil
Bruce J. Sabacky, Chief Technology Officer	25,000(10)	Nil	Nil	4.07	3/25/2015	Nil	Nil	Nil	Nil
	21,504(3)	Nil	Nil	3.42	3/10/2016	Nil	Nil	Nil	Nil
	10,000(4)	30,000(4)	Nil	3.42	3/10/2016	Nil	Nil	Nil	Nil
Stephen A. Balogh, Vice President - Human Resources	10,000(4)	10,000(4)	Nil	3.42	3/10/2016	Nil	Nil	Nil	Nil
	12,500(11)	37,500(11)	Nil	2.96	7/26/2016	Nil	Nil	Nil	Nil

(1) Vesting of these options is dependent upon the market price of the Corporation’s stock according to the following conditions: 100,000 vest if the market price equals or exceeds $2.50 for at least 15 consecutive days from August 16, 2004 to August 16, 2005; 100,000 vest if the market price equals or exceeds $3.50 for at least 15 consecutive days from August 16, 2004 to August 16, 2006; and 100,000 vest if the market price equals or exceeds $4.50 for at least 15 consecutive days from August 16, 2004 to August 16, 2007. 200,000 of the options vested based on meeting the $2.50 and $3.50 conditions.

(2) Options vested within one year of issuance on April 8, 2006.

(3) Options vested immediately on the grant date of March 10, 2006.

(4) Options vest over four years from date of grant: 25% vest immediately; 25% vest on March 10, 2007; 25% vest on March 10, 2008; and 25% vest on March 10, 2009.

(5) Options were modified to fully vest on November 23 2004.

(6) Options vested immediately on the grant date of May 14, 2003.

(7) Options vest over one year from date of grant: 6,500 vest immediately and 20,000 vest on March 10, 2006.

(8) Options vested immediately on the grant date of September 4, 2003.

(9) Options vest over one year from date of grant: 7,200 vest immediately and 20,000 vest on March 10, 2006.

(10) Options vest over one year from date of grant: 5,000 vest immediately and 20,000 vest on March 10, 2006.

(11) Options vest over three years from date of grant: 25% vest immediately; 25% vest on July 26, 2007; 25% vest on July 26, 2008; and 25% vest on July 26, 2009.

(d)	Option Exercises and Stock Vested

There were no options exercised and restricted stock or similar instruments vested by or in relation to named executive officers during the fiscal year ended December 31, 2006.

(e)	Pension Benefits Table and Non-Qualified Deferred Compensation

The Corporation does not sponsor, and is not obligated to, provide any benefits under any defined benefit or non-qualified deferred compensation plan The Corporation does provide a limited matching contribution under the 401(k) Plan, as explained in “Compensation Discussion and Analysis” above.

(f)	Potential Payments Upon Termination or Change-in-Control

For information on severance to which the named executive officers may be entitled upon termination of employment or in connection with a Change of Control, see the subsection entitled “Termination and Change-of-Control Agreements” in the Compensation Discussion and Analysis section above.

In addition, as of December 31, 2006, each of the named executive officers would have been entitled upon termination of employment to receive the following dollar amount in exchange for accrued, but unused medical and vacation leave:

Name	Accrued Medical and Vacation Leave ($)
Alan J. Gotcher, President, Chief Executive Officer and Director	33,046
Edward H. Dickinson, Chief Financial Officer	32,492
Bruce J. Sabacky, Chief Technology Officer	34,150
Stephen A. Balogh, Vice President Human Resources	2,526

Compensation of Directors

The following table presents information regarding the compensation of the Corporation’s directors during the fiscal year-ended December 31, 2006, except for Alan J. Gotcher, the Corporation’s Chief Executive Officer, whose compensation is described in the previous tables:

Name (a)	Fees Earned Or Paid in Cash(1) ($) (b)	Stock Awards(2) ($) (c)	Option Awards(3) ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value And Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (h)
Michel Bazinet	24,000	28,026	5,690	Nil	Nil	Nil	57,716
Jon N. Bengtson	48,000	28,026	Nil	Nil	Nil	Nil	74,693
James I. Golla	24,000	28,026	5,690	Nil	Nil	Nil	57,716
George E. Hartman	24,000	28,026	5,690	Nil	Nil	Nil	57,716
Christopher E. Jones	24,000	28,026	4,784	Nil	Nil	Nil	56,810
Pierre Lortie	21,000	25,333	Nil	Nil	Nil	Nil	46,333

(1) During 2006, the Corporation paid all directors who are not employees of the Corporation a fee of $5,000 per quarter. In addition, directors who are not employees and provide service in the following positions received the following additional fees:

Position	Additional Compensation
Chairman of the Board	$4,000 per quarter
Audit Committee Chair	$2,000 per quarter
Compensation, Nominating and Governance Committee Chair	$1,000 per quarter
Audit or Compensation, Nominating and Governance Committee Member	$1,000 per quarter
Other Committee Chair or Member	Determined upon formation of committee

Directors are also entitled to receive compensation to the extent that they provide services to the Corporation at rates that would be charged by such directors for such services to arm’s length parties. No amounts were paid to Dr. Gotcher in 2006 in his capacity as director.

(2) The value reported for stock awards is based on the portion of restricted stock that vested during the year ended December 31, 2006 and was booked as compensation expense by the Company. A graded vesting method was utilized to amortize the compensation expense. Under this method, unvested amounts begin amortizing at the beginning of the month in which the stock awards are granted. Unvested stock awards held by each director at December 31, 2006 were as follows: Mr. Bazinet - 14,375 shares; Mr. Bengtson - 14,375 shares; Mr. Golla - 14,375 shares; Mr. Hartman - 14,375 shares; Mr. Jones - 14,375 shares; and Mr. Lortie - 5,000 shares.

(3) Directors of the Corporation and its subsidiaries are also entitled to participate in the 1996 Plan, 1998 Plan and the 2005 Plan. An aggregate of 486,875 stock awards and option awards were outstanding and held by directors, excluding Dr. Gotcher, as of December 31, 2006. The number of option awards outstanding as of December 31, 2006 for each of the directors is as follows: Mr. Bazinet - 50,000 options; Mr. Bengtson - 75,000 options;, Mr. Golla - 95,000 options; Mr. Hartman - 85,000 options; Mr. Jones - 75,000 options; and Mr. Lortie has no options outstanding.

Audit Committee and Audit Committee Report

Audit Committee

The Audit Committee operates pursuant to a written charter adopted by the Board, a copy of which may be found on the Corporation’s website under the heading “Investors” and is attached hereto as Appendix B. A copy may also be obtained free of charge by mailing a request in writing to: Secretary, Altair Nanotechnologies Inc. 204 Edison Way, Reno, Nevada 89502.

The Audit Committee is comprised solely of non-employee directors, each of whom has been determined by the Board to be independent under the requirements of the NASDAQ listing standards and National Instrument 52-110 of the Canadian Securities Administrators (“NI 52-110”). The Audit Committee is comprised of Jon Bengtson, George Hartman and Christopher Jones. If elected by the shareholders, Jon Bengtson, George Hartman and Christopher Jones are expected to be members of the Audit Committee during 2007. The Audit Committee held one meeting in person and five meetings via conference call during the fiscal year ended December 31, 2006.

The Board has determined in its business judgment that each member of the Audit Committee satisfies the requirements with respect to financial literacy set forth in NASD Rule 4350(d)(2)(A)(iv) and applicable Canadian securities laws; and the Board has determined than Jon Bengtson, the Chair of the Audit Committee, is an “audit committee financial expert” as such term is defined in Item 401(h) of Regulation S-K promulgated by the SEC, is independent under Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act and is, as a result of his past employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background, sophisticated with respect to financial matters.

The Audit Committee’s responsibility is to assist the Board in its oversight of the (a) quality and integrity of the Corporation’s financial reports, (b) the independence and qualifications of the Corporation’s independent auditor and (c) the compliance by the Corporation with legal and regulatory requirements. Management of the Corporation has the responsibility for the Corporation’s financial statements as well as the Corporation’s financial reporting process, principles and internal controls. The Corporation’s independent auditors are responsible for performing an audit of the Corporation’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.

Audit Committee Report

This section is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference in any filing of the Corporation under the Securities Act or the Securities Exchange Act of 1934, each as amended, regardless of date or any other general incorporation language in such filing.

The Audit Committee has reviewed and discussed the audited financial statements of the Corporation as of and for the year ended December 31, 2006 with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the independent auditors their independence from the Corporation.

The Audit Committee has also considered whether the independent auditor’s provision of non-audit services to the Corporation is compatible with maintaining the auditors’ independence.

The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting including in respect of auditor independence. As such, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements fairly present the Corporation’s financial position and results of operation and are in accordance with generally accepted accounting principles and applicable laws and regulations. Each member of the Audit Committee is entitled to rely on (i) the integrity of those persons within the Corporation and of the professionals and experts (such as the independent auditor) from which the Audit Committee receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management or the independent auditors as to any information technology services of the type described in Rule 2-01(c)(4)(ii) of Regulation S-X and other non audit services provided by the independent auditor to the Corporation.

Based on the reports and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the SEC.

AUDIT COMMITTEE

Jon Bengtson, Chair
George Hartman
Christopher Jones

March 8, 2007

Meetings of Directors and Attendance at Shareholders Meetings

During the year ended December 31, 2006, the Board held four meetings in person and two meetings via conference call. All directors attended all of the in-person meetings, with the exception of Pierre Lortie, who was unable to attend one of the meetings. All directors participated in all conference calls, with the exception of Alan Gotcher, who was unable to attend one of the meetings. In addition, the Board considered and acted on various matters throughout the year by executing four consent resolutions.

The Corporation does not have a policy with respect to the attendance of shareholder meetings by directors. All members of the Board attended the 2006 annual shareholders meeting.

Nominating Committee

The purpose of the Compensation, Nominating and Governance Committee related to nomination of directors and corporate governance matters is (i) to recommend to the Board the slate of director nominees for election to the Corporation’s Board of Directors, individuals to fill vacancies occurring between annual meetings of stockholders, and individuals for nomination as members of the standing committees of the Board and (ii) to develop and recommend to the Board a set of corporate governance principles applicable to the Corporation.

In identifying nominees for directors, the Compensation, Nominating and Governance Committee takes into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, relationship of work experience and education to the current and proposed lines of business of the Corporation, the interplay of the candidate’s experience with the experience of other Board members, the extent to which the candidate would be a desirable addition to the Board and any committees of the Board and the extent to which the candidate satisfies any objective requirements (such as residence, independence or expertise requirements) applicable to the Board or any committees of the Board. The Compensation, Nominating and Governance Committee considers candidates submitted by shareholders in accordance with the policies set forth in the most recent proxy statement delivered to shareholders and may, but is not required to, consider candidates proposed by management.

The Compensation, Nominating and Governance Committee met one time during 2006 in person or by telephone. The members of the Compensation, Nominating and Governance Committee are Pierre Lortie (Chair), James Golla and Michel Bazinet, each of whom is independent under NASDAQ’s listing standards. The charter governing operations of the Compensation, Nominating and Governance Committee was initially adopted in April 2004, was updated in February 2007 and is available at the Corporation’s website at www.altairnano.com under “Investors.”

Shareholder Suggestions for Nominees and Communications with the Board of Directors

The Board will consider director candidates recommended by shareholders. Such recommendations should include the name, age, address, telephone number, principal occupation or employment, background and qualifications of the nominee and the name, address and telephone number of and number of Common Shares owned by the shareholder making the recommendation. It should be sent to the Secretary of the Corporation at the address first set forth above. Candidates submitted by shareholders in accordance with the policies set forth in the most recent proxy statement delivered to shareholders are considered under the same standards as nominees recommended by other persons.

Shareholders may send communications to the Board or to specified individual directors by mailing such communications to the Secretary of the Corporation at the address of the Corporation first set forth above and indicating that such communications are for the Board or specified individual directors, as appropriate. All communications received by mail are forwarded to the directors to which they are addressed unless the communications contain information substantially similar to that forwarded by the same shareholder, or an associated shareholder, within the past 90 days.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Corporation’s officers and directors to file reports concerning their ownership of Common Shares with the SEC and to furnish the Corporation with copies of such reports. Based solely upon the Corporation’s review of the reports required by Section 16 and amendments thereto furnished to the Corporation, the Corporation believes that all reports required to be filed pursuant to Section 16(a) of the Exchange Act during 2006, were filed with the SEC on a timely basis except as follows: (a) a Form 4 for David King, a Director, was due on June 5, 2006 but was filed on June 12, 2006; and (b) a Form 4/A for Pierre Lortie, a Director, was due on June 6, 2006 but was filed on June 8, 2006.

Code of Ethics and Code of Conduct

The Corporation has adopted the Code of Ethics for Senior Executive, Financial Officers and Members of the Management Executive Committee (the “Code of Ethics”), which constitutes a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as defined in Item 406 of Regulation S-K under the Exchange Act. The Code of Ethics is available on the Corporation’s website at www.altairnano.com under “Investors.”

The Corporation has adopted the Altair Nanotechnologies Inc. Code of Conduct (the “Code of Conduct”), which constitutes a code of conduct applicable to all officers, directors and employees that complies with NASDAQ Rule 4350(n). The Code of Conduct is available on the Corporation’s website at www.altairnano.com under “Investors.”

Securities Authorized for Issuance under Equity Compensation Plans

Set forth below is a summary of securities issued and issuable under all equity compensation plans of the Corporation as at December 31, 2006. As of the date hereof, the 1996 Plan, the 1998 Plan and the 2005 Plan are the only equity compensation plans of the Corporation. In the table below, outstanding securities information is presented for the 1996 Plan and the 1998 Plan, however, no shares may be issued from these inactive plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,278,222	$3.06	1,641,029
Equity compensation plans not approved by security holders	None	N/A	None
Total	3,278,222	$3.06	1,641,029

Statement of Corporate Governance Practices

National Policy 58-201 of the Canadian Securities Administrators has set out a series of guidelines for effective corporate governance (the “Guidelines”). The Guidelines address matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and education of board members. National Instrument 58-101 (“NI 58-101”) of the Canadian Securities Administrators requires the disclosure by each listed corporation of its approach to corporate governance with reference to the Guidelines as it is recognized that the unique characteristics of individual corporations will result in varying degrees of compliance.

Set out below is a description of the Corporation’s approach to corporate governance in relation to the Guidelines.

1.	The Board of Directors

NI 58-101 defines an “independent director” as a director who has no direct or indirect material relationship with the corporation. A “material relationship” is in turn defined as a relationship that could, in the view of the corporation’s board of directors, be reasonably expected to interfere with such member’s independent judgement. The Board of Directors of the Corporation is currently comprised of eight members, a majority of whom the Board has determined are “independent directors” within the meaning of NI 58-101.

Dr. Gotcher is considered a non-independent director, as he is an officer of the Corporation. Mr. Hemphill is an Executive Vice President of The AES Corporation, an investor in the Corporation and potential business partner. Notwithstanding that Mr. Hemphill qualifies as independent according to the objective criteria under the listing standards of the NASDAQ, the Board of Directors believes that Mr. Hemphill is not independent based on a previous financing and contemplated future business transactions.

Messrs. Bazinet, Bengtson, Golla, Hartman, Jones and Lortie are considered independent directors since they are all independent of management and free from any material relationship with the Corporation. The basis for this determination is that, since the beginning of the fiscal year ended December 31, 2006, none of the independent directors have worked for the Corporation, received more than Cdn$75,000 in annual remuneration from the Corporation, excluding fees received for serving on the board of directors or any board committee, or had material contracts with or material interests in the Corporation which could interfere with their ability to act with a view to the best interests of the Corporation.

The Board believes that it functions independently of management. To enhance its ability to act independent of management, the Board may meet in the absence of members of management and the non-independent directors or may excuse such persons from all or a portion of any meeting where a potential conflict of interest arises or where otherwise appropriate. The Board held six meetings of the independent directors in the absence of members of management and the non-independent directors during the fiscal year ended December 31, 2006. Mr. Bengtson, Chairman of the Board, generally acts as the chairman during meetings of the independent directors.

Additional information concerning meetings of the Board held in fiscal 2006 is set forth above under the heading “Meetings of the Directors and Attendance at Shareholders Meeting.”

 Mr. Lortie serves as chairman of the board of Lyrtech (TSX-V:LYT), and as director of Group Canam (TSX-V:CAM).

The responsibilities of the Chairman of the Board are to consult with other Board members in determining the times and duration of the Board meetings, chair all regular sessions of the Board and set the agenda for Board meetings.

2.	Board Mandate

The Board has a mandate to set the strategic direction of the Corporation and to oversee its implementation by management of the Corporation. A copy of the Board mandate is set forth in Appendix A to this Information Circular and a copy may also be found on the Corporation’s website, http://www.altairnano.com, under the heading “Investors.”

3.	Position Descriptions

Given the current size of the Corporation’s infrastructure and the existence of only four executive officers and seven directors, the Board does not feel that it is necessary at this time to formalize position descriptions or corporate objectives for any of the Chairman of the Board, Chairmen of committees of the Board, or the President and Chief Executive Officer in order to delineate their respective responsibilities. Accordingly, the roles of the executive officers of the Corporation are delineated on the basis of the customary practice

4.	Orientation and Continuing Education

Although the Corporation currently has no formal orientation and education program for new Board members, sufficient information (such as recent annual reports, prospectus, proxy solicitation materials and various other operating and budget reports) is provided to any new Board member to ensure that new directors are familiarized with the Corporation’s business and the procedures of the Board. In addition, on at least an annual basis, the Board is given a presentation by an attorney or other professional regarding their role, responsibilities and obligations. In addition, new directors are encouraged to visit and meet with management on a regular basis. The Corporation also encourages continuing education of its directors and officers where appropriate in order to ensure that they have the necessary skills and knowledge to meet their respective obligations to the Corporation.

5.	Ethical Business Conduct

The Board has adopted a formal code of conduct and code of ethics. See “Code of Conduct and Code of Ethics” above. In order to ensure compliance with the Code of Conduct and Code of Ethics, and to ensure that directors exercise independent judgement, the Audit Committee has assumed responsibility for approving transactions involving the Corporation and any “related party” (as that term is defined in Ontario Securities Commission Rule 61-501), except for decisions related to compensation, which are approved by the Compensation, Nominating and Governance Committee.  The full Board is responsible for monitoring the Corporation’s compliance with strategic planning matters, implementing a process for assessing the effectiveness of committees of directors and individual directors, and reviewing changes in or additions to compliance policies, standards, codes and programs, as well as applicable legislation.

6.	Nomination of Directors

The Board has established a Compensation, Nominating and Governance Committee, which has assumed the responsibility for identifying new candidates for Board nomination. See “Nominating Committee” above.

7.	Compensation

The Board has established a Compensation, Nominating and Governance Committee, which has assumed the responsibility for making recommendations to the Board on compensation related matters. See “Composition of the Compensation Committee” and “Compensation Committee Report on Executive Compensation” above. During 2005 and 2006, a compensation consultant was retained to review and make recommendations with respect to compensation for directors, officers and employees of the Corporation.

8.	Committees

The Board currently has no standing committees other than the Audit Committee and the Compensation, Nominating and Governance Committee.

9.	Assessments

The Board assesses, on an annual basis, the contributions of the Board as a whole, the Audit Committee and Compensation, Nominating and Governance Committee, and each of the individual directors, in order to determine whether each is functioning effectively. The Compensation, Nominating and Governance Committee has responsibility for conducting and overseeing the annual self-evaluations for the Board and reporting such results to the Board following the end of each fiscal year. The evaluations, documented in the form of questionnaires, include peer review evaluations and are based on such objective and subjective criteria, as such committee deems appropriate.

Interest of Informed Persons in Material Transactions

Except as otherwise disclosed in the Information Circular (see “Certain Relationships and Related Transactions”), no informed person of the Corporation (within the meaning of applicable Canadian securities laws), any nominee for election as a director or any associate or affiliate thereof, has or has had any material interest in any transaction since the commencement of the Corporation’s last completed financial year, or in any proposed transaction, which has materially affected or would materially affect the Corporation.

Indebtedness of Directors and Executive Officers

There is currently no outstanding indebtedness of (i) any present or former director, executive officer or employee; or (ii) any associate of any current or former director, executive officer or employee, either owing to the Corporation or any of its subsidiaries, or owing to another entity which is the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

Policies for Approval of Related Party Transactions

the Corporation’s Audit Committee has the authority and responsibility to review and approve any proposed transactions between the Corporation (including its subsidiaries) and any person that is an officer, key employee, director or affiliate of the Corporation (or any subsidiary), other than transactions related to the employment and compensation of such persons, which are reviewed and approved by the Compensation, Nominating and Governance Committee.

Vote Required

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

In connection with the election of directors, the seven nominees receiving the highest number of votes will be elected.

PROPOSAL NO. 2 — APPOINTMENT OF INDEPENDENT AUDITORS

Approval of the appointment of Perry Smith LLP as the independent auditors for the Corporation for the fiscal year ending December 31, 2007, and authorization of the Audit Committee to set their remuneration, is to be voted upon at the Meeting. Representatives of Perry Smith LLP are expected to be present at the Meeting but will not have an opportunity to make a statement. However, representatives of Perry Smith LLP will be available to respond to appropriate questions. Perry Smith LLP were first appointed auditors of the Corporation on September 26, 2005, prior to which Deloitte & Touche LLP acted as auditors of the Corporation from 2001 to August 18, 2005.

Change of Independent Auditors

Deloitte & Touche LLP, the independent auditors initially retained by the Corporation for the fiscal year ended December 31, 2005, resigned on August 18, 2005. In connection with the audit of the Corporation’s financial statements for the fiscal years ended December 31, 2003 and December 31, 2004 and the subsequent interim period ended August 18, 2005, there were no disagreements with Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to Deloitte & Touche’s satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of Deloitte & Touche on the consolidated financial statements of the Corporation and its subsidiaries as of and for the fiscal years ended December 31, 2003 and December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

Pursuant to the recommendation of management and the approval of the Board and Audit Committee, the Corporation appointed Perry-Smith LLP as the Corporation’s independent auditors for the fiscal year ended December 31, 2005. No consultations occurred between the Corporation and Perry-Smith during the two fiscal years and any interim period preceding the appointment of Perry-Smith regarding the application of accounting principles, the type of audit opinion that might be rendered or other accounting, auditing or financial reporting issues. The Corporation engaged Perry-Smith LLP effective September 26, 2005.

Audit Fees. During the fiscal years ended December 31, 2005 and 2006, the aggregate fees billed by the Corporation’s independent auditors for the audit of the Corporation’s financial statements for such fiscal years, for the reviews of the Corporation’s interim financial statements and for the review of SEC registration statements, including the cost of auditing internal controls were $132,012 and $187,575, respectively.

Audit-Related Fees. During the fiscal year ended December 31, 2005, the Corporation paid audit-related fees of $132,012 to Deloitte & Touche and to $5,100 to Perry-Smith LLP During the fiscal year ended December 31, 2006, the Corporation paid audit-related fees of $162,075 to Perry-Smith LLP. These fees include any internal control audit fees.

Tax Fees. During the fiscal year ended December 31, 2005, the Corporation did not pay to Deloitte & Touche or Perry-Smith LLP any fees for tax compliance, advice and planning. During the fiscal year ended December 31, 2006, the Corporation paid fees for tax compliance, advice and planning of $1,475.

All Other Fees. During the fiscal year ended December 31, 2005, the Corporation paid Deloitte & Touche LLP $17,180 of consulting fees in connection with the implementation requirements of Section 404 of the Sarbanes - Oxley Act and $10,712 in connection with other matters. During the fiscal year ended December 31, 2006, the Corporation paid Perry-Smith LLP $35,340 in connection with other matters.

Audit Committee Pre-Approval Policy. The Audit Committee pre-approves the services provided to the Corporation by its independent auditors in connection with the audit of the Corporation’s annual financial statements, the review of the Corporation’s quarterly financial statements and tax preparation and consultation. Management is not permitted to engage its independent auditors for other audit or permitted non-audit services without the case-by-case pre-approval of the Audit Committee. The Audit Committee approved all the services provided to the Corporation by its independent auditors described above.

Vote Required and Recommendation of the Board of Directors

The affirmative vote of a majority of the votes cast on this proposal shall constitute approval of the appointment of Perry-Smith LLP and authorization of the Audit Committee to set their remuneration.

The Board recommends a vote FOR approval of the appointment of Perry-Smith LLP as the Corporation’s independent auditors for the fiscal year ending December 31, 2007 and authorization of the Audit Committee to set their remuneration.

PROPOSAL NO. 3 - APPROVAL OF INCREASE IN NUMBER OF AUTHORIZED SHARES
UNDER ALTAIR NANOTECHNOLOGIES INC. 2005 STOCK INCENTIVE PLAN

In 2005, the Board and the shareholders of the Company approved the Altair Nanotechnologies Inc. 2005 Stock Plan, pursuant to which the Board and any authorized subcommittee thereof (the Board and any authorized committees, the “Committee”) are authorized to grant options and other incentive awards with respect to an aggregate of 3,000,000 Common Shares and to otherwise administer the Plan. The Board believes that it is in the best interests of the Company to increase the number of authorized shares available under the 2005 Plan for the grant of options and other equity-based incentive awards by 6,000,000 shares to an aggregate of 9,000,000 Common Shares. Under rules governing the Corporation’s listing on the NASDAQ SmallCap Market, the Corporation is required to seek shareholder approval for an increase in the number of authorized shares available under the 2005 Plan.

The Board believes that the availability of stock options and other equity-based incentives is an important factor in the Corporation's ability to attract and retain qualified employees and to provide an incentive for them to exert their best efforts on behalf of the Corporation. The Corporation has, and may periodically continue to, use stock options and other incentive awards to compensate consultants that provide services to the Corporation.

Description of the 2005 Stock Incentive Plan

The following summary of the 2005 Plan is qualified in its entirety by reference to the full text of the 2005 Plan, a copy of which is available from the Corporation upon request.

Shares Reserved for Issuance Under the 2005 Plan. The Corporation has reserved a total of 3,000,000 Common Shares for issuance under the 2005 Plan. The Board is currently seeking shareholder approval to increase the number of shares available under the 2005 Plan to 9,000,000 Common Shares. There are no other amendments to the 2005 Plan. The number and kind of shares available for grants under the 2005 Plan will be adjusted proportionately by the Board if the number of outstanding Common Shares is hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Corporation by reason of any stock split, combination of shares, dividend payable in shares, recapitalization or reclassification. As of April 10, 2007, the closing sale price of the Common Shares, as reported by the NASDAQ SmallCap Market, was $3.17 per share.

Types of Awards. The 2005 Plan authorizes the Committee to grant incentive stock options, non-incentive stock options, stock bonuses, restricted stock and performance-based awards.

Eligibility. Grants under the 2005 Plan may, at the discretion of the Committee, be awarded to directors, officers and employees and non-employee agents, consultants, advisers and independent contractors of the Corporation or any parent or subsidiary of the Corporation. The Corporation currently has seven directors, seventy-six employees and officers, and an indeterminable number of consultants and advisers who are eligible to receive grants under the 2005 Plan.

Administration. The Compensation, Nominating and Governance Committee currently acts as the “Committee” with respect to administration of the 2005 Plan; however, the Board retains overlapping authority. Subject to the terms of the 2005 Plan, the Committee may from time to time adopt and amend rules and regulations relating to the administration of the 2005 Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Committee necessary or desirable for the administration of the 2005 Plan. Not withstanding the broad delegation of authority to the Committee, only the Board may amend or terminate the 2005 Plan.

Amendment and Termination of the 2005 Plan. The Board may amend the 2005 Plan at any time in any respect, subject to any legal or regulatory restriction. Except for changes in outstanding options in connection with changes in capital structure and Significant Transactions (as defined blow), no change in an option already granted may be made without the consent of the holder of the option. The 2005 Plan will terminate when all shares reserved for issuance under the 2005 Plan have been issued and all restrictions on such shares have lapsed or when earlier terminated by the Board.

Description of Stock Options

Options Terms. With respect to each option grant, the Committee determines the number of shares subject to the option, the exercise price, the term of the option and the time or times at which the option may be exercised. At the time of the grant of an option or at any time thereafter, the Committee may provide that an optionee who exercised an option to purchase Common Shares shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

Exercise of Options. Except as described under “Termination of Employment, Disability or Death” below or as determined by the Committee, an option may not be exercised unless, when exercised, the optionee is an employee of, or is providing service to, the Corporation or any subsidiary of the Corporation and has been continuously so employed or providing service since the date the option was granted. Absence on leave approved by the Corporation, parent or subsidiary or on account of illness or disability is not deemed a termination or interruption of employment or service for this purpose. Unless otherwise determined by the Committee, vesting of options continues during a medical, family or military leave of absence, whether paid or unpaid, and vesting of options is suspended during any other unpaid leave of absence.

When exercising an option, the optionee must pay the full purchase price in cash or check unless the Committee determines otherwise. Subject to the approval of the Committee, which may be withheld for any or no reason, an optionee may pay for all or some of the shares with Common Shares of the Corporation valued at fair market value, restricted stock, performance units or other contingent awards denominated in either stock or cash or other forms of consideration. The 2005 Plan permits the Committee to accept promissory notes as consideration for stock options; however promissory notes are generally not sufficient consideration for the issuance of Common Shares under the CBCA.

Termination of Employment, Disability or Death. Unless otherwise determined by the Committee at any time, if an optionee ceases to be employed by or to provide service to the Corporation, any parent or subsidiary of the Corporation for any reason other than death or total disability, the optionee may exercise any option then held at any time prior to the earlier of its expiration date or 30 days following the termination date, but only if and to the extent the option was exercisable as of the termination date. Any portion of an option not exercisable at the date of termination lapses.

Unless otherwise determined by the Committee, if the optionee’s employment or service terminates because of total disability, the optionee may exercise any option then held at any time prior to the earlier of its expiration date or 12 months after the date of termination, but only to the extent the option was exercisable on the date of termination.

Unless otherwise determined by the Committee, if an optionee dies while in the employment of or providing services to the Corporation or any parent or subsidiary of the Corporation, the option then held may be exercised by the optionee’s legal heirs at any time prior to the earlier of its expiration date or 12 months after the date of death, but only if and to the extent the option was exercisable as of the date of death.

Non-Transferability of Options. Unless otherwise determined by the Committee at any time, each stock option granted under the 2005 Plan by its terms is nonassignable and nontransferable by an optionee, either voluntarily or by operation of law, other than by will or the laws of descent or distribution upon the death of an optionee. An option may be exercised only by an optionee or, after death, by a successor or representative of an optionee.

Merger, Reorganization, Dissolution, Stock Split or Similar Event. In the event of a merger, consolidation, plan of exchange, acquisition of property or stock, split-up, split-off, spin-off, reorganization or liquidation to which the Corporation is a party or any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation, or the transfer by one or more shareholders, in one transfer or several related transfers, of 50% of more of the Common Shares outstanding on the date of such transfer (or the first of such related transfers) to persons, other than wholly-owned subsidiaries or family trusts, who were not shareholders of the Corporation prior to the first such transfer (each, a “Significant Transaction”), the Committee shall, in its sole discretion and to the extent possible under the structure of the Significant Transaction, select one of the following alternatives for treating outstanding options under the 2005 Plan:

•	Outstanding options shall remain in effect in accordance with their terms;

•
Outstanding options shall be converted into options to purchase stock in one or more of the corporations, including the Corporation, that are the surviving or acquiring corporations in the Significant Transaction (with the amount, type of securities subject thereto and exercise price of the converted options being determined by the Committee taking into account the relative values of the companies involved in the Significant Transaction)

•
The Committee shall provide a period at least 10 days before the completion of the Significant Transaction during which outstanding options may be exercised to the extent then exercisable, and upon the expiration of that period, all unexercised options shall immediately terminate (The Committee may, in its sole discretion, accelerate the exercisability of options so that they are exercisable in full during that period.)

In the event of the dissolution of the Corporation, options will be treated as provided in the immediately preceding paragraph.

Stock Bonuses and Restricted Stock.

The Committee may award Common Shares under the 2005 Plan as stock bonuses or as restricted stock. Shares awarded as a bonus or as restricted stock are subject to the terms, conditions and restrictions determined by the Committee, including restrictions concerning transferability and forfeiture of the shares awarded. The Committee may require the recipient to sign an agreement as a condition of the award, which agreement shall contain any terms, conditions, restrictions, representations and warranties required by the Committee. The certificates representing the shares shall bear any legends required by the Board.

Performance-based Awards.

Under the 2005 Plan, the Committee may grant performance-based awards. These awards are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code and regulations thereunder. Performance-based awards shall be denominated at the time of grant either in Common Shares or in dollar amounts. Performance-based awards may be granted in whole or in part if the Corporation achieves written objective goals established by the Committee over a designated period of time. Payment of an award earned may be in cash or stock or both as determined by the Committee. In addition to the requirement that participants satisfy certain performance goals, the Committee may impose additional restrictions to payment under a performance-based award.

No participant may receive in any fiscal year stock-based performance awards under which the aggregate amount payable under the awards exceeds the equivalent of 500,000 Common Shares or cash-based performance awards under which the aggregate amount payable exceeds $1,000,000.

United States Federal Income Tax Consequences

The following is a general discussion of certain United States federal income tax consequences of stock options granted under the 2005 Plan. The discussion does not describe any tax consequences under the tax laws of any state, locality or foreign jurisdiction and does not include any tax consequences associated with any awards other than stock options. Furthermore, the discussion is based on the provisions of the Code and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be repealed or modified retroactively so as to result in federal income tax consequences different from those discussed below. The discussion below does not discuss all federal tax consequences that may be relevant to a particular grantee, and is not intended as tax advice. Each grantee should consult his or her individual tax adviser.

Options

Incentive Options. No income is recognized by the grantee of an incentive stock option upon the grant or timely exercise of the incentive stock option. Exercise of an incentive stock option may, however, give rise to taxable ordinary income to the optionee if the optionee subsequently engages in a "disqualifying disposition," as described below. Additionally, the spread between the fair-market value of shares obtained upon exercise of an incentive stock option and the exercise price normally is an adjustment to alternative minimum taxable income and may result in the optionee having to pay federal alternative minimum tax for the year of exercise.

A sale, exchange or disposition by an optionee of Common Shares acquired through the exercise of an incentive stock option more than one year after the transfer of the shares to such optionee and more than two years after the date of grant of the incentive stock option will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the optionee. If such a sale, exchange or disposition (including inter vivos gifts) takes place within two years after the date of grant of the incentive stock option or within one year from the date of exercise of the incentive stock option, such sale or exchange will generally constitute a "disqualifying disposition" of the Common Shares.

A disqualifying disposition will have the following results: any excess of (i) the lesser of (a) the fair market value of one Common Share at the time of exercise of the incentive stock option or (b) the amount realized on a disqualifying disposition of the Common Shares through sale; less (ii) the exercise price, will be ordinary income to the optionee, subject to applicable tax reporting requirements. Any further gain generally will qualify as capital gain, and will be long-term capital gain if the holding period for such Common Shares is more than one year from the date of exercise.

Non-Incentive Options. Provided that the exercise price is not less than the fair market value of the underlying stock on the date of grant, no income is recognized by the grantee of a non-incentive stock option until the non-incentive option is exercised. When the non-incentive stock option is exercised, the optionee recognizes ordinary compensation income, and the Corporation generally becomes entitled to a deduction, in the amount by which the fair market value of the shares subject to the non-incentive stock option at the time of exercise exceeds the exercise price. With respect to non-incentive options exercised by certain executive officers, the Corporation’s deduction can in certain circumstances be limited by the $1,000,000 cap on deductibility set forth in Section 162(m) of the Code. The Corporation is required to withhold on all amounts treated as ordinary income to optionees who are employees of the Corporation or an affiliate of the corporation. Upon the sale of shares acquired by exercise of a stock option, the optionee generally will recognize capital gain or loss measured by the difference between the sale proceeds and the fair market value of the shares on the date of exercise. That gain or loss will be long-term if shares have been held for more than one year.

Canadian Income Taxation

If an optionee is a resident of the United States and not a resident of Canada, and if the optionee has not been employed in Canada, (i) neither the receipt nor the exercise of a stock option will give rise to federal Canadian income tax liability and (ii) the sale of the underlying Common Shares generally will not be subject to federal Canadian income tax unless (a) the optionee and persons who do not deal at arm’s length with the optionee owned, at any time in the five year period before sale, 25% or more of the outstanding Common Shares, or (b) if the Common Shares are used in carrying on a business in Canada.

Restrictions on Transferability of Shares

The Corporation is not obligated to cause to be issued or delivered any certificates evidencing Common Shares pursuant to the 2005 Plan unless and until the Corporation is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of any governmental authority and the requirements of any securities exchange on which Common Shares are traded. The Corporation may require, as a condition of the issuance and delivery of certificates evidencing Common Shares pursuant to the 2005 Plan, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends as the Corporation, in its sole discretion, deems necessary or desirable.

New Plan Benefits

As of April 10, 2007, a total of 2,838,513 stock options and other awards have been granted under the 2005 Plan. The Corporation is unable to determine the amount of awards that may be granted in the future to its officers, directors, or affiliates, inasmuch as grants of awards are subject to the discretion of the Board.

Vote Required for Approval and Recommendation by the Board

The Board recommends a vote FOR approval of an increase of 6,000,000 in the number of authorized shares available under the 2005 Plan to an aggregate of 9,000,000 Common Shares. The proposal to approve this must be approved by the holders of at least a majority of the votes cast at the Meeting. Abstentions, and broker non-votes are not counted and have no effect on the results of the vote.

OTHER MATTERS

Proposals of Shareholders

Pursuant to rules adopted by the SEC, if a shareholder intends to propose any matter for a vote at the annual meeting of the shareholders to be held in 2008, but fails to notify the Corporation of such intention prior to March 14, 2008, then a proxy solicited by the Board may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.

In order to be included in the proxy statement and form of proxy relating to the Corporation’s annual meeting of shareholders to be held in 2008, proposals which shareholders intend to present at such annual meeting must be received by the corporate secretary of the Corporation, at the Corporation’s principal business office, 204 Edison Way, Reno, Nevada 89502, no later than December 29, 2008.

Undertakings

Unless the Corporation has received contrary instructions, the Corporation intends to deliver only one copy of this Information Circular and one copy of the Annual Report for the year ended December 31, 2006 to multiple shareholders sharing the same address. Upon written or oral request, the Corporation will provide, without charge, an additional copy of such documents to each shareholder at a shared address to which a single copy of such documents was delivered Shareholders at shared addresses that are receiving a single copy of such documents but wish to receive multiple copies, and shareholders at shared addresses that are receiving multiple copies of such documents but wish to receive a single copy, should contact Edward Dickinson, Chief Financial Officer, at 204 Edison Way, Reno, Nevada, 89502, U.S.A., or at the following telephone number: (775) 858-3750.

Additional Information

Additional information relating to the Corporation is available on SEDAR at www.sedar.com. Financial information is provided in the Corporation’s comparative financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the year ended December 31, 2006. Shareholders may contact Shaun Drake at 360 Bay Street, Suite 500, Toronto, Ontario M5H 2V6 (416-361-0737), to request copies of the Company’s financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Upon written or oral request, the Corporation will provide, without charge, to each person to whom a copy of this Information Circular has been delivered, a copy of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006 filed with the SEC (other than the exhibits except as expressly requested). Requests should be directed to Edward Dickinson, Chief Financial Officer, at 204 Edison Way, Reno, Nevada, 89502, U.S.A., or at the following telephone number: (775) 858-3750.

* * * * * * * * *

The contents and sending of this Information Circular have been approved by the directors of the Corporation.

Dated as of the 23rd day of April, 2007.

ALTAIR NANOTECHNOLOGIES INC.
/s/ Alan J. Gotcher
Alan J. Gotcher, President and Chief Executive Officer

Appendix A

Copy of Board Mandate

[see attached]

Mandate of the Board of Directors

Mandate

The Board of Directors (the “Board”) of Altair Nanotechnologies Inc (the “Company”) will oversee the governance of the Company’s business.

Directors shall exercise their judgment in a manner consistent with their fiduciary duties.  In particular, directors are required to act honestly and in good faith, with a view to the best interests of the Company and its shareholders and to exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

Responsibilities

The Board discharges its responsibilities directly, through delegation to committees of the Board and, as appropriate, through delegation to individual directors.

The Board’s responsibilities, to be discharged directly, through delegation to committees of the Board and, as appropriate, through delegation to individual directors shall include:

Oversight of Management

•
Participating in the selection, appointment, development, evaluation and compensation of the Chief Executive Officer (“CEO”) and other senior officers directly and through the Compensation and Nominating Committee.

•
Promoting, by the actions of the Board and its individual directors, a culture of integrity throughout the Company, consistent with the Company’s Code of Conduct and Code of Ethics. By the Board’s oversight of senior officers, the Board will encourage the CEO and other executive officers to act with integrity and to create a culture of integrity throughout the Company.

•	Periodically reviewing the Company’s Code of Conduct and Code of Ethics and making changes as appropriate.

Financial and Risk Matters

•	Overseeing the reliability and integrity of the financial statements and other publicly reported financial information, and of the disclosure principles and practices followed by management.

•	Overseeing the integrity of the Company’s internal controls and management information.

•	Reviewing and approving an annual operating budget for the Company and its subsidiaries on a consolidated basis and monitoring the Company’s performance against such budget.

•	Reviewing and approving quarterly financial statements and the release thereof by management.

•
Overseeing the Company’s controls and procedures for the preparation and dissemination of current reports and news releases in an effort to ensure that material information is disseminated in a timely and accurate fashion.

•
Periodically assessing the processes utilized by management with respect to risk assessment and risk management, including the identification by management of the principal risks of the business of the Company, and the implementation by management of appropriate systems to deal with such risks.

Business Strategy

•
Adopting a strategic planning process pursuant to which management develops and proposes, and the Board reviews and approves, significant corporate strategies and objectives, taking into account the opportunities and risks of the business.

•	Reviewing and approving all major acquisitions, dispositions and investments and all significant financings and other significant matters outside the ordinary course of the Company’s business.

Corporate Governance

•	Overseeing the development, implementation and operation of the Company’s corporate governance initiatives.

•	Taking appropriate steps to remain informed about the Board’s duties and responsibilities and about the business and operations of the Company.

•	Ensuring that the Board receives from senior officers the information and input required to enable the Board to effectively perform its duties.

•	Assessing the performance of the Chairman of the Board, the Chairperson of each committee of the Board and each director.

Appendix B

 Copy of Audit Committee Charter

[see attached]

ALTAIR NANOTECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER

I.	COMMITTEE’S PURPOSE

The Audit Committee (“Committee”) is appointed by the Board of Directors (“Board”) to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) compliance by the Company with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, (4) performance of the Company’s internal and independent auditors, and (5) the business practices and ethical standards of the Company. The Committee is also directly responsible for (a) the appointment, compensation, retention and oversight of the work of the Company’s independent auditors, and (b) the preparation of the report that the Securities and Exchange Commission (“Commission”) requires to be included in the Company’s annual proxy statement. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are presented fairly in all material respects in accordance with generally accepted accounting principles. These are the responsibility of management and the independent auditor.

II.	COMMITTEE MEMBERSHIP

Independence. The Committee shall consist of three or more members of the Board of Directors, each of whom shall be independent. Independence shall be determined as to each member by the full board. To be considered independent, each Committee member must meet the independence requirements applicable to Audit Committees of companies listed on the NASDAQ Stock Market (“NASDAQ”) under NASDAQ rules and the securities laws of the United States and Canada, and rules promulgated thereunder (the “Securities Laws”). Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

Financial Literacy. All members of the Committee shall be financially literate, as defined by the Commission, or must become financially literate within a reasonable period of time after their appointment to the Committee, and at least one member of the Committee shall be an audit committee financial expert, as determined in the judgment of the Board with reference to the Securities Laws and NASDAQ rules.

III.	COMMITTEE COMPOSITION

The members of the Committee shall be nominated by the Compensation, Nominating and Corporate Governance Committee and appointed by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. The Board may remove any member of the Committee at any time.

Chairman. Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chair by majority vote of all the Committee members.

IV.	MEETINGS

The Committee shall meet at least four times annually or more frequently as circumstances dictate. Meetings may be in person or by telephone as needed to conduct the business of the Committee. The Committee may take action by the unanimous written consent of the members in the absence of a meeting. The Committee shall meet periodically with management, the internal auditors and the independent auditor is separate executive sessions.

V.	AUTHORITY AND RESPONSIBILITY OF THE COMMITTEE

The Audit Committee shall have the authority (1) to exercise all powers with respect to the appointment, compensation, retention and oversight of the work of the independent auditor for the Company and its subsidiaries, (2) to retain special legal, accounting or other consultants to advise the Committee and to pay the fees of such advisors and (3) to determine the amount of funds it needs to operate and direct the CFO make such funds available. As part of its oversight role, the Committee may investigate any matter brought to its attention, with the full power to retain outside counsel or other experts for this purpose. Unless special circumstances require the fact or terms of any engagement or appointment made by the Committee to be kept confidential from the Chief Financial Officer, the Committee shall promptly notify the Chief Financial Officer of the fact and terms of any appointment or engagement, and provide copies of related agreements, and shall cause all invoices to be forwarded to or at the direction of the Chief Financial Officer promptly following receipt. Confidential portions of any agreement or invoice may be redacted. The Audit Committee may request any officer of employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any member of, or consultant to, the Committee. Without limiting the generality of the foregoing, the Audit Committee shall:

Financial Statements and Disclosure Matters

1.
Review and discuss prior to public dissemination the annual audited and quarterly unaudited financial statements with management and the independent auditor, including major issues regarding accounting, disclosure and auditing procedures and practices as well as the adequacy of internal controls that could materially affect the Company’s financial statements. In addition, the review shall include the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Based on the annual review, the Audit Committee shall recommend inclusion of the financial statements in the Annual Report on Form 10-K to the Board.

2.
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

3.	Review and discuss reports from the independent auditors on:

A.	Critical accounting policies and practices to be used.

B.
Alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramification of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

C.	Other material written communications between the independent auditor and management, such as any management letter.

4.
Discuss with management the Company’s earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally consisting of discussing the types of information to be disclosed and the types of presentations to be made. In its discretion, the Committee may adopt policies requiring specific reviews and approvals with respect to press releases, SEC reports and other disclosures, whether or not financial in nature.

5.	Discuss with management and the independent auditor the effect on the Company’s financial statements of significant regulatory and accounting initiatives as well as off-balance sheet structures.

6.
Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

7.
Review with the independent auditor any audit problems or difficulties and management responses, including but not limited to (1) any restrictions on the scope of the auditor’s activities, (2) any restrictions on the access of the independent auditor to requested material, (3) any significant disagreements with management and (4) any audit differences that were noted or proposed by the auditor but for which the Company’s financial statements were not adjusted (as immaterial or otherwise). The Committee will resolve any disagreements between the auditors and management regarding financial reporting.

8.
Review disclosures made to the Audit Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of disclosure controls and procedures and internal controls over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal controls.

9.	Discuss at least annually with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61 - Communication with Audit Committees.

10.	Prepare the Audit Committee report that the Commission requires to be included in the Company’s annual proxy statement and review the matters described in such report.

11.
Obtain from management the annual report on internal controls over financial reporting required by governing rules, as well as the independent auditor’s attestation report on management’s assessment of internal controls over financial reporting.

Responsibility For The Company’s Relationship With The Independent Auditor

12.
Be solely responsible for the appointment, compensation, retention and oversight of the work of the independent auditors employed by the Company. The independent auditor shall report directly to the Audit Committee. If the appointment of the independent auditors is submitted for any ratification by stockholders, the Audit Committee shall be responsible for making the recommendation of the independent auditors.

13.
Review, at least annually, the qualifications, performance and independence of the independent auditor. In conducting such review, the Committee shall obtain and review a report by the independent auditor describing (1) the firm’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm or by any formal investigation by governmental or professional authorities regarding services provided by the firm which could affect the financial statements of the Company, and any steps taken to deal with any such issues, and (3) all relationships between the independent auditor and the Company that could be considered to bear on the auditor’s independence. This evaluation shall include the review and evaluation of the lead partner of the independent auditor and shall ensure the rotation of partners in accordance with Commission rules and the securities laws. In addition, the Committee shall consider the advisability of regularly rotating the audit firm in order to maintain the independence between the independent auditor and the Company.

14.
Approve in advance any audit or permissible non-audit engagement or relationship between the Company and the independent auditors. The Committee shall establish guidelines for the retention of the independent auditor for any permissible non-audit services. The Committee hereby delegates to the Chairman of the Committee the authority to approve in advance all audit or non-audit services to be provided by the independent auditor if presented to the full Committee at the next regularly scheduled meeting.

15.
Meet with the independent auditor prior to the audit to review the planning and staffing of the audit including the responsibilities and staffing of the Company’s internal audit department personnel who will assist in the audit.

16.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

17.
Ensure its receipt from the independent auditors of a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1, engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditor.

Oversight Of The Company’s Internal Audit Function

18.	Review the appointment and replacement of the senior internal auditing executive or functional outside equivalent.

19.	Review the activities and organizational structure of the internal auditing function and the significant reports to management prepared by the internal auditing department and management’s responses.

20.	Discuss with the independent auditor and management the internal audit function responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit department.

21.	Obtain from the independent auditor assurance that Section 10A (b) of the Securities Exchange Act of 1934, as amended, has not been implicated.

22.
Obtain reports from management and the Company’s internal auditing function that the Company is in conformity with applicable legal requirements and the Company’s Code of Conduct and its Code of Ethics for Senior Executives, Financial Officers and Members of the Management Executive Committee (the “Codes”). Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Codes.

23.
Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters. Also, the Committee shall maintain the Anonymous Reporting Hotline for the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting, internal controls or auditing matters.

24.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

25.
Review at least annually legal matters with the Company’s General Counsel that may have a material impact on the financial statements, the Company’s compliance policies, including but not limited to the Foreign Corrupt Practices Act, and any material reports or inquires received from regulators or governmental agencies.

Review of Related Party Transactions

26.
Review and approve (or decline to approve) any proposed transactions between the Company (including its subsidiaries) and any person that is an officer, key employee, director or affiliate of the Company (or any subsidiary), other than transactions that related to the employment and compensation of such persons and are within the scope of the charter of the Compensation, Nominating and Governance Committee Charter. Review disclosures required to be made under the securities laws of insider and affiliated party transactions.

Other

27.
Report regularly to the Board with respect to any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditors or the performance of the internal audit function.

28.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

29.	Perform an annual performance self-evaluation.

COMMITTEE OPERATIONS

The Committee shall meet in person or telephonically at a time and place determined by the Chairman of the Committee, with further meeting to occur, or actions to be taken by unanimous written consent, when deemed appropriate or desirable by the Committee Chairman. A majority of the Committee members shall constitute a quorum for the transaction of business. The action of a majority of those present at a meeting when a quorum is present will constitute the actions of the Committee. The Secretary of the Company, or his or her designee, will keep minutes of all Committee meetings, which will be distributed to all members of the Board. Prior to each meeting, a preliminary agenda will be prepared by either the Secretary or the Chairman of the Committee. The Chairman of the Committee will make the final decision regarding the agenda. The agenda and all materials to be reviewed at the meeting shall be received by the Committee members as far in advance of the meeting date as reasonably practicable. The Committee shall have such resources and authority as it deems desirable or appropriate to discharge its duties and responsibilities, including the authority to obtain advice and assistance from internal or external legal, human resource, accounting or other experts, advisors or consultants, without seeking approval of the Board or management. Such independent advisors may be the regular advisors of the Company. The Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Committee or any advisors engaged by the Committee.

PROXY
Altair Nanotechnologies Inc.
Annual and Special Meeting of Shareholders
on
May 30, 2007
This Proxy Is Solicited By The Board of Directors Of

Altair Nanotechnologies Inc.

The undersigned shareholder of Altair Nanotechnologies Inc. (the "Corporation") hereby nominates, constitutes and appoints Alan J. Gotcher, President, Chief Executive Officer and director, or failing him, Edward Dickinson, Chief Financial Officer, or instead of any of them, ___________________________, as nominee of the undersigned to attend and vote for and on behalf of the undersigned at the annual and special meeting of shareholders of the Corporation (the "Meeting") to be held on the 30th day of May, 2007 and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the said meeting or such adjournment or adjournments thereof, and without limiting the generality of the power hereby conferred, the nominees are specifically directed to vote the shares represented by this proxy as indicated below.

This proxy also confers discretionary authority to vote in respect of any amendments or variations to the matters identified in the Notice of Meeting, matters incident to the conduct of the Meeting and any other matter which may properly come before the Meeting about which the Corporation did not have notice as of the date the Information Circular was filed with the SEC and in such manner as such nominee in his judgement may determine.

A shareholder has the right to appoint a person to attend and act for him and on his behalf at the Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling the name of such person in the blank space provided and striking out the names of management's nominees, or by completing another proper form of proxy and, in either case, depositing the proxy as instructed below.

To be valid, this proxy must be received by the transfer agent of the Corporation at 120 Adelaide Street West, Suite 420, Toronto, Ontario M5H 4C3, Canada not later than 48 hours (excluding Saturdays and holidays) before the time of holding the Meeting or adjournment thereof, or delivered to the chairman on the day of the Meeting or adjournment thereof.

The nominees are directed to vote the shares represented by this proxy as follows:

(1)
ELECTION OF DIRECTORS, each to serve until the next annual meeting of shareholders of the Corporation or until their respective successor shall have been duly elected, unless earlier terminated in accordance with the bylaws of the Corporation:

□     FOR all nominees listed below (except as marked to the contrary).

□     WITHHOLD AUTHORITY to vote for all nominees listed below.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Michel Bazinet	Jon N. Bengtson	Alan J. Gotcher	George E. Hartman

Robert F. Hemphill, Jr.	Christopher E. Jones	Pierre Lortie

[See Reverse Side]

(2)
Proposal to appoint Perry Smith LLP as independent auditors of the Corporation for the fiscal year ending December 31, 2007 and to authorize the Audit Committee of the Board of Directors to fix their remuneration.

□ FOR	□ AGAINST	□ WITHHOLD

(3)	Proposal to increase by 6,000,000 the number of authorized shares available under the Altair Nanotechnologies Inc. 2005 Stock Incentive Plan to an aggregate of 9,000,000 Common Shares.

□ FOR	□ AGAINST	□ WITHHOLD

(4)
At the nominee's discretion upon any amendments or variations to matters specified in the notice of the Meeting, matters incident to the conduct of the Meeting, and upon any other matters as may properly come before the Meeting or any adjournments thereof about which the Corporation did not have notice as of the date 45 days before the date on which the Corporation first mailed proxy materials to shareholders.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT CALLED FOR AT THE MEETING AND, WHERE A SHAREHOLDER HAS SPECIFIED A CHOICE, WILL BE VOTED OR WITHHELD FROM VOTING ACCORDINGLY. UNLESS A SPECIFIC INSTRUCTION IS INDICATED, SAID SHARES WILL BE VOTED IN FAVOUR OF ALL NOMINEES OF THE BOARD OF DIRECTORS, IN FAVOUR OF THE APPOINTMENT OF AUDITORS, AND IN FAVOUR OF AN INCREASE OF 6,000,000 IN THE NUMBER OF SHARES AVAILABLE UNDER THE ALTAIR NANOTECHNOLOGIES INC. 2005 STOCK INCENTIVE PLAN TO AN AGGREGATE OF 9,000,000 COMMON SHARES, ALL OF WHICH ARE SET FORTH IN THE INFORMATION CIRCULAR, ACCOMPANYING THIS PROXY, WHICH IS INCORPORATED HEREIN BY REFERENCE AND RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

This proxy revokes and supersedes all proxies of earlier date.

DATED this ____ day of ________________ , 2007.

PRINT NAME: _______________________________

SIGNATURE: ________________________________

NOTES:

(1)
This proxy must be signed by the shareholder or the shareholder’s attorney duly authorized in writing, or if the shareholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized.

(2)	A person appointed as nominee to represent a shareholder need not be a shareholder of the Corporation.
(3)	If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of the Corporation.
(4)	Each shareholder who is unable to attend the Meeting is respectfully requested to date and sign this form of proxy and return it using the self-addressed envelope provided.

ALTAIR NANOTECHNOLOGIES INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an annual and special meeting (the "Meeting") of the shareholders of Altair Nanotechnologies Inc. (the "Corporation") will be held at the Grand Sierra Resort, 2500 E. 2nd Street, Reno, Nevada 89502, Wednesday, the 30th day of May 2007, at the hour of 10:00 o'clock in the morning (Pacific time) for the following purposes:

(1)	To receive the audited financial statements of the Corporation for the twelve months ended December 31, 2006, together with the report of the auditors thereon;

(2)	To elect directors;

(3)	To authorize the appointment of the auditors and to authorize the Audit Committee of the Board of Directors to fix their remuneration;

(4)	To authorize an increase in the number of shares available under the Altair Nanotechnologies Inc. 2005 Stock Incentive Plan to an aggregate of 9,000,000 Common Shares; and

(4)	To transact such further or other business as may properly come before the Meeting or any adjournment or adjournments thereof.

This notice is accompanied by a form of proxy, a management information circular, the annual report to shareholders of the Corporation containing the audited consolidated financial statements of the Corporation for the fiscal year ended December 31, 2006, and a supplemental mailing list form.

Shareholders who are unable to attend the Meeting in person are requested to complete, date, sign and return the enclosed form of proxy so that as large a representation as possible may be had at the Meeting.

DATED at Toronto, Ontario as of the 23rd day of April, 2007.

BY: ORDER OF THE BOARD

(Sgd.) Alan J. Gotcher
President and Chief Executive Officer